[front cover]

[graphics: acorn, Ionic column; graduation mortar board; hands clasped in handshake]

Galaxy Variable Annuity

Annual Report
December 31, 1998

Galaxy VIP Funds

[logo: Galaxy
       Funds]

  CHAIRMAN'S
MESSAGE FOR THE
GALAXY VIP FUND

Dear Variable Annuity Policyholder:

      The following annual report for The Galaxy VIP Fund covers the fiscal year ended December 31, 1998. The report includes a Market Overview that describes the economic and market changes that occurred during the year and how those changes may have affected your returns. There are also individual Portfolio Reviews that describe how Fleet Investment Advisors Inc. and Columbia Management Company managed Fund assets in this environment. At the end of the report you will find annual financial statements for each portfolio and a list of each portfolio's investments as of December 31, 1998.

      Stocks earned strong returns in 1998 -- the fourth year in a row -- despite a correction of nearly 20% in July and August. This was due to continued economic growth at home, as well as a decline in interest rates and inflation. However, stock prices were quite volatile, as a broadening of world economic problems suggested slower domestic growth ahead. As in 1997, stocks of larger companies outperformed shares of smaller firms.

      Bond prices rallied in this environment, with U.S. Treasury securities outperforming other fixed-income issues. As the prospects for corporate earnings worsened at home and abroad, the world's investors took refuge in Treasuries. This "flight to quality" significantly reduced demand for other fixed-income issues. During the year, the Galaxy VIP Funds benefited from focusing on quality investments with good value. Given the economic uncertainty that still exists, we think attention to quality and value will continue to serve shareholders in the months ahead.

      Because stock and bond prices have fluctuated so dramatically in recent months, this may be a good time to rebalance your investments. Restoring your portfolio to its original allocations is important for proper diversification - a key method for minimizing investment risk. You can also reduce risk by using strategies like dollar-cost averaging - in which you invest the same amount of money at regular intervals, in good times and bad - and by sticking with your long-term investment plan.

      A long-term approach is particularly important when you invest in stocks, which tend to be more volatile than bonds or money market securities. By riding out short-term market fluctuations, you can take advantage of the inflation-beating growth that stocks offer over time. For example, if you had put $100 per month in stocks mirroring the Standard & Poor's 500(R) Index (the "S&P 500 Index") from January 1970 through December 1998, you would have accumulated savings worth more than $545,720 - even though the S&P 500 Index had 10 corrections of 10% or more during that time.

      Your investment professional can help you review your long-term investment plan and make the most of dollar-cost averaging and portfolio rebalancing. Should you have any questions about the information in this report, please contact the Galaxy Information Center at 1-877-BUY-GALAXY (289-4252).

Sincerely,
/s/ Dwight E. Vicks, Jr.
    Dwight E. Vicks, Jr.
    Chairman of the Board of Trustees
    The Galaxy VIP Fund

[sidebar]

Mutual Funds:

o are not bank deposits

o are not FDIC insured

o are not obligations of Fleet Bank

o are not guaranteed by Fleet Bank

o are subject to investment risks
  including possible loss of
  principal amount invested

[end sidebar]

This report relates to the Sub-Accounts of American Skandia Life Assurance Corporation Variable Account E. The underlying mutual fund portfolios in which the Sub-Accounts invest include the following portfolios of The Galaxy VIP Fund:
The Galaxy VIP Fund Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II portfolios. This report relates to The Galaxy VIP Fund only. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets.

MARKET OVERVIEW

[sidebar]

Galaxy VIP Funds
Performance
At-A-Glance

Average Annual Returns
as of December 31, 1998

[bar charts]

Money Market Fund
Inception Date 2/2/93

1 Year     5 Years     3 Years      Life of Fund
 5.16%      5.02%       4.86%          4.58%

Equity Fund
Inception Date 1/11/93

1 Year     5 Years     3 Years      Life of Fund
23.52%     24.22%      20.25%         17.50%

Growth and Income Fund
Inception Date 3/4/98

Life of Fund
   3.72%*

Small Company Growth Fund
Inception Date 4/17/98

Life of Fund
  -10.68%*

Columbia Real Estate
Equity Fund II
Inception Date 3/3/98

Life of Fund
  -9.57%*

Asset Allocation Fund
Inception Date 2/6/93

1 Year     5 Years     3 Years      Life of Fund
17.51%     17.05%      15.27%         13.80%

High Quality Bond Fund
Inception Date 1/21/93

1 Year     5 Years     3 Years      Life of Fund
9.70%       6.81%       7.16%          7.04%

Columbia High Yield Fund II
Inception Date 3/3/98

Life of Fund
    9.61%*

*Not annualized

[end bar charts]

[end sidebar]

MARKET OVERVIEW

By Fleet Investment Advisors Inc.

      Stock prices advanced strongly in the fiscal year ended December 31, 1998. Despite a market correction of nearly 20% in August and September, the S&P 500 Index earned a total return of 28.76% for the reporting period which was high by historic standards. As economic uncertainty favored stocks with strong earnings records and good liquidity, stocks of smaller firms, represented by the Russell 2000 Index, lost ground during the period, posting a total return of -2.55%.

      After trading in a narrow range in the first half of 1998, bond prices rose sharply in the second half. This was due largely to a slowdown in growth and cuts in interest rates. For the year, the Lehman Brothers Government/ Corporate Bond Index had a total return of 9.47%. Because economic uncertainty sharply increased demand for U.S. Treasury bonds during much of 1998, Treasuries significantly outperformed other fixed-income issues.

      By emphasizing quality investments in the Galaxy VIP Funds during the year, we helped the Funds earn returns that were generally competitive with other funds having similar investment objectives that are tracked by Lipper Analytical Services ("Lipper"). (These comparisons are available on pages 4 through 11 of this report.)

Economic Growth Slows

      In the first quarter of 1998 the gross domestic product ("GDP"), which measures the production of U.S. goods and services, grew at an annual rate of 5.5%. Although employment was strong - which put upward pressure on wages - falling oil prices, competitive pricing, and gains in productivity helped inflation fall from 1.7% to 1.4%.

      During the quarter, economic troubles that had surfaced in Asia's emerging markets the previous summer continued to deepen. Although investors worried that reduced trade with Asia might slow U.S. growth, they became less concerned about inflation and looked for the Federal Reserve (the "Fed") to trim interest rates. While it soon became clear that growth was too strong for a cut in rates, a federal budget surplus argued against higher rates. Bond yields seesawed in this climate. Stock prices rose sharply as the International Monetary Fund helped stabilize Asian economies, and corporate consolidations and stock buyback programs further reduced the supply of stocks.

      As Japan entered a recession in the second quarter, GDP growth slowed to 1.8%. With U.S. companies reporting the lowest profit growth since 1991, gains for stocks were mixed. While large-cap stocks broke new highs, small-cap stocks began to fall. Although the Fed hinted it might raise rates to keep stock gains from overheating the economy, low inflation and the possibility of slower growth kept bonds trading in a narrow range most of the quarter.

      With further evidence that U.S. growth was slowing, bonds rallied from June into the third quarter. Although GDP grew at a rate of 3.9%, a deepening in Asia's economic problems plus trouble in the emerging economies in Russia and Latin America suggested slower growth ahead. Meanwhile, second-quarter earnings announcements by U.S. firms showed that reduced exports earlier in the

MARKET OVERVIEW

[sidebar]

Galaxy VIP Funds
Product Performance
At-A-Glance

Average Annual Returns
as of December 31, 1998
Variable Account E
Inception 1/8/93

[bar charts]

Money Market Fund

1 Year     5 Years     3 Years      Life of Fund
4.49%       4.40%        4.27%          3.98%

Equity Fund

1 Year     5 Years     3 Years      Life of Fund
22.84%     23.47%       19.58%         16.84%

Asset Allocation Fund

1 Year     5 Years     3 Years      Life of Fund
16.29%     16.17%       14.52%         13.08%

High Quality Bond Fund

1 Year     5 Years     3 Years      Life of Fund
9.09%       6.20%        6.58%          6.45%

[end bar charts]

[end sidebar]

year were already taking their toll. Stock prices corrected sharply. By the end of August, the S&P 500 Index had fallen 19% from its high on July 17.

      Stock prices firmed in September, as investors went hunting for bargains and looked for a cut in interest rates. On September 29, the Fed trimmed short-term rates by 25 basis points -- the first cut since January 1996. However, by that time, financial firms holding large amounts of emerging-market debt were floundering. As investors became increasingly concerned about credit quality, demand for corporate bonds, mortgage-backed securities, and even issues of U.S. government agencies evaporated. However, Treasury bonds continued to rally, driving the yield for 30-year issues to 4.71% by October 5.

      To prevent a potential credit crunch and support U.S. growth, the Fed cut rates another 25 basis points on October 15 and again on November 17. Hoping the worst of world economic crises had passed, investors ignored disappointing earnings reports and pushed stock prices sharply higher. When the Fed signaled that only significantly slower economic growth would spur another rate cut, bond prices moved lower and yields rose. At the end of December the yield for 30-year Treasuries stood at 5.09%. With greater demand for other fixed-income issues, corporate bonds and mortgage-backed securities outperformed Treasuries for the quarter.

Continued Focus on Quality

      As large-company stocks dominated market rallies during the year, market leadership narrowed to a handful of the very largest firms. As a result, stock funds that were more broadly diversified, including some of the Galaxy VIP equity portfolios, underperformed this market benchmark. By emphasizing quality investments, however, many of these portfolios outpaced their fund peer groups.

      During the year we increased the focus on stocks with reliable earnings, strong credit ratings and good liquidity. With stock prices historically high versus company earnings, we also favored issues that represented good value. In addition, we increased weightings in "defensive" stocks whose earnings could still grow if economic conditions worsened. Because of the many economic problems abroad, we gave greater attention to domestically focused companies. We also focused on quality investments with defensive characteristics in the bond portfolios.

Slower Growth Likely

      Although recent economic signals suggest continued growth in coming months, we believe problems overseas and reduced spending at home may slow growth later in 1999. While the Fed may lower interest rates in order to prevent recession, further economic uncertainty could bring new volatility for stocks and bonds. As a result, we plan to remain defensive in choosing Fund investments
- emphasizing quality and value where we can.


These results reflect the experience of the sub-accounts of Variable Account E of American Skandia Life Assurance Corporation and include all management fees and expenses and insurance costs and accordingly will be different from the performance of the corresponding Galaxy VIP Fund. The Variable Account E sub-accounts purchase shares of The Galaxy VIP Fund. The sub-accounts are GAL Money Market, GAL Equity, GAL Asset Allocation, and GAL High Quality Bond. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Advisor and the Administrator are presently waiving fees for the Galaxy VIP Money Market Fund and the Galaxy VIP High Quality Bond Fund. Without such waivers, performance would be lower. An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the FDIC or U.S. Government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

PORTFOLIO REVIEWS

[photo: Karen M. Arneil]

GALAXY VIP MONEY MARKET FUND
Portfolio Manager
Karen M. Arneil

      The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

      Short-term yields moved lower during 1998 - as economic growth slowed, and the Fed cut short-term interest rates. By making the most of changes in spreads between yields of different instruments that occurred during that time, and adjusting investment maturities for fluctuations in yields, we helped the Fund earn a total return of 5.16% for the fiscal year ended December 31, 1998. Over the same time the average money market fund tracked by Lipper earned a total return of 4.85%.

[sidebar]

Galaxy VIP Money
Market Fund

Distribution of Total Net Assets
as of December 31, 1998

[pie chart]

Commercial Paper               52%
U.S. Agency Obligations        48%

[end pie chart]

[end sidebar]

Adapting to Lower Yields

      Early 1998 brought expectations for a cut in short-term interest rates. Although this pushed short-term yields lower, the yield curve for commercial paper flattened. By investing in issues that matured at the shortest end of the yield curve, we had the flexibility to take advantage of a rise in yields when the Fed failed to cut rates. Where possible, we improved the Fund's yield by taking advantage of investment opportunities in individual issues. We kept investment maturities relatively short in the second quarter, as uncertainty about economic growth and interest rates made the yield curve even flatter.

      Money market yields moved sharply lower in the third quarter - as investors became more concerned about the impact of weak foreign economies on domestic growth and the Fed made the first of three 25-point cuts in short-term interest rates. In this unsettled environment, we kept the portfolio liquid by maintaining a higher percentage of overnight securities. We further enhanced liquidity, as well as credit quality, by increasing the Fund's weighting in issues of U.S. government agencies and emphasizing commercial paper of the highest quality firms.

      Short-term yields continued to fall through the first part of the fourth quarter, as the Fed cut interest rates another 50 basis points. Later in the quarter, we took advantage of year-end technical factors that increased yields for issues maturing early in 1999, by selectively purchasing these securities. On December 31, 1998, the Fund had an average maturity of 30 days, a 7-day Securities and Exchange Commission ("SEC") effective yield of 4.77%, and a 30-day SEC effective yield of 4.74%.

Yields Could Head Lower

      Because U.S. economic growth remains solid, and the Fed has said it will wait for slower growth before cutting interest rates again, we do not expect money market yields to decline in the first months of 1999. If growth slows in the second half of the year as we expect, rates and yields could then head lower.

      In this environment we plan to continue looking for new ways to enhance the Fund's yield - while emphasizing a diversified portfolio of domestic securities with good liquidity. As we wait to see how economies fare at home and overseas, we expect to keep the weighted average maturities of the Fund on the short side.


Karen M. Arneil has managed the Galaxy VIP Money Market Fund since September 1996. She has managed money market investments since 1993.

[line chart]

Galaxy VIP Money Market Fund

7-Day Average Yields

                        <plot points needed from client>

January 1, 1998       December 31, 1998

An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the FDIC or U.S. Government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

[end line chart]

PORTFOLIO REVIEWS

[photo: Robert G. Armknecht]

GALAXY VIP EQUITY FUND
Portfolio Manager
Robert G. Armknecht

      The Galaxy VIP Equity Fund seeks long-term growth by investing in companies that Fleet Investment Advisors Inc. believes have above-average earnings potential.

      By historic measures, the Fund enjoyed healthy returns for the year - benefiting from solid gains by many of its investments. During the first part of the year, when lower corporate earnings and high stock prices threatened a sharp market correction, we kept a sizable portion of the portfolio in cash. This caused the Fund to underperform its benchmarks during that time. By putting these reserves to work in the second half of 1998, we were able to take advantage of attractive investment opportunities that resulted from market weakness. This helped the Fund outperform its benchmarks as stocks rebounded in the fourth quarter.

      For the fiscal year ended December 31, 1998, the Fund had a total return of 23.52%. That compares with total returns of 28.76% for the S&P 500 Index and 22.86% for the average growth fund tracked by Lipper.

Taking Advantage of Market Weakness

      In the first half of the year, the Fund enjoyed strong performances from holdings in the drug, technology and banking sectors. There were many individual issues outside those areas representing large positions in the Fund that also performed well. Such positive contributions offset disappointing performances by energy stocks hurt by falling oil prices.

      In the third quarter, the Fund benefited from a firming in the prices of oil-services shares and a rebound in certain technology issues. We used the late-summer market correction to commit the rest of the Fund's cash and further upgrade the quality of Fund investments. This timely use of cash extended to many different positions that existed within the Fund.

[pie chart]
Galaxy VIP
Equity Fund

Distribution of Total Net Assets
as of December 31, 1998

Technology                         25%
Consumer Staples                   23%
Consumer Cyclical                  15%
Finance                            12%
Capital Goods and Construction     10%
Other Common Stocks & Convertible
  Preferred Stocks                  8%
Energy                              6%
Repurchase Agreement                1%

[end pie chart]

      As stocks recovered in the fourth quarter, the Fund continued to enjoy strong performance from its technology positions. While energy stocks generally remained hurt by low oil prices, we were able to profit from volatility in that sector. We used other opportunities that arose from market fluctuations to buy selected broadcasting, financial and entertainment stocks. We also made trades within the technology sector that improved the earnings potential of investments there.

New Opportunities

      Although the U.S. economy has been stronger than analysts expected, rising wages and a slowdown in global growth could squeeze U.S. corporate profits in 1999. Further cuts in interest rates could curb earnings disappointments. However, continued uncertainty over where the economy may head could keep stock prices volatile in the months ahead.

      As before, we plan to monitor market fluctuations for investment opportunities that would give the Fund even better growth potential. For now, we expect to remain focused on sectors with superior long-term prospects for growth
- such as health care, technology, and communications.


Robert G. Armknecht has managed the Galaxy VIP Equity Fund since July 1998. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.


[mountain chart]

Galaxy VIP Equity Fund
Growth of $10,000 investment*

                    Galaxy VIP
                    Equity Fund             S&P 500 Index
Inception
12/31/93
12/31/94
12/31/95           <plot points needed from client>
12/31/96
12/31/97
12/31/98              $26,184                  $35,648

*Since the Fund's inception on 1/11/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

PORTFOLIO REVIEWS

[photo: Gregory M. Miller]

GALAXY VIP GROWTH AND INCOME FUND
Portfolio Manager
Gregory M. Miller

      The Galaxy VIP Growth and Income Fund seeks a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen share price volatility.

      Between its inception on March 4, 1998, and the end of the reporting period on December 31, 1998, the Fund earned a total return of 3.72%. For the same period, the S&P 500 Index had a total return of 18.64%, and the average growth and income fund tracked by Lipper had a total return of 7.92%.

Focus on Value

      When we launched the Fund in March, stock prices were breaking new highs. In looking for stocks that represented good value, we bought shares of basic materials, capital goods and energy firms. Soon, however, reduced trade with Asia hurt the prices of basic materials and capital goods stocks, and falling oil prices trimmed prices for energy shares. Although poor returns from these sectors caused the Fund to underperform its market benchmarks at that time, we continued to believe that the attractive valuations of those sectors should benefit Fund returns over a longer period.

      As the economic crisis in Asia broadened to other regions in the middle of the year - and oil prices continued to fall - stocks of basic materials, capital goods and energy firms remained a drag on the Fund's performance. However, during the sharp U.S. stock correction in August and September, we found attractive opportunities for adding to existing positions in the banking, retail and energy sectors. To protect the Fund against further weakness, we reduced shares of companies whose growth potential had declined.

[pie chart]

Galaxy VIP Growth
and Income Fund

Distribution of Total Net Assets
as of December 31, 1998

Other Common Stocks & Convertible
Preferred Stocks                        24%
Finance                                 19%
Consumer Staples                        17%
Technology                              14%
Consumer Cyclical                       10%
U.S. Agency Obligations                  9%
Basic Materials                          7%

[end pie chart]

      The Fund performed well when stocks rebounded in the fourth quarter. Strong gains by positions in technology, retail, financial and basic materials shares offset further disappointments in the energy sector. We used market fluctuations that occurred during the quarter to trade technology, health care and telecommunications shares that had performed well for shares of other Fund positions that offered better promise.

Stock Selection Remains Key

      If a slowing economy reduces corporate profits, as we expect, stock selection should remain important. The Fund should perform well in this environment - with an average growth potential for its stocks that is far stronger than that for stocks in the S&P 500 Index and a price-to-earnings ratio that is significantly lower.

      We continue to feel that basic materials, capital goods and energy shares represent good value in a very expensive market. While economic uncertainty remains, we hope to find additional opportunities to add value to the Fund's portfolio. Once investors have more confidence in the economy, we believe value-oriented investments could outperform.


Gregory M. Miller has managed the Galaxy VIP Growth and Income Fund since July 1998. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1989.

[mountain chart]

Galaxy VIP Growth and Income Fund
Growth of $10,000 investment*

                         Galaxy VIP Growth
                          and Income Fund       S&P 500 Index
Inception                   <plot points needed from client>
12/31/98                      $10,372             $11,864

*Since the Fund's inception on 3/4/98. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

PORTFOLIO REVIEWS

[photo: Stephen D. Barbaro]

GALAXY VIP SMALL COMPANY GROWTH FUND
Portfolio Manager
Stephen D. Barbaro

      The Galaxy VIP Small Company Growth Fund seeks capital appreciation by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less.

      As investors avoided small company stocks in 1998, stocks of the smallest firms usually suffered the largest losses. This was particularly true during the third-quarter market correction, when investors were very concerned about liquidity. Although many of the Fund's investments earned solid returns during the reporting period, a heavy weighting in stocks with the smallest market capitalizations caused the Fund to underperform its market benchmarks for that time.

      Between the Fund's inception on April 17, 1998 and December 31, 1998, the Fund earned a total return of -10.68%. Over the same time, small-company growth funds tracked by Lipper had an average total return of -11.16%, and the Russell 2000 Index had a total return of -11.94%.

Strong Growth Potential at Reasonable Prices

      As we built the Fund's portfolio, we chose stocks whose prices seemed reasonable compared to their strong potential for earnings growth. Where we could, we bought companies whose earnings would not be vulnerable to the economic problems in Asia. At times of market weakness, we added high quality investments in consumer and technology stocks - focusing on information-service firms in the technology sector. Although small-cap stocks as a whole underperformed during this time, many of the issues we bought - especially certain transportation and consumer shares - performed relatively well.

      When stocks corrected in the third quarter of 1998, we sought opportunities to enhance the quality of Fund investments. We also made a slight increase in the average size of companies represented in the portfolio. As stocks rebounded in the fourth quarter, the Fund enjoyed strong gains from positions in semi-conductor stocks. Where possible, we continued to invest in stocks with somewhat larger capitalizations and better quality earnings. The addition of new technology holdings, increases in existing positions and price appreciation in the sector, raised the Fund's overall weighting in technology shares.

[pie chart]

Galaxy VIP Small
Company Growth
Fund

Distribution of Total Net Assets
as of December 31, 1998

Technology                         41%
Consumer Cyclical                  22%
Consumer Staples                   17%
Capital Goods & Construction        7%
Other Common Stocks                 7%
Net Other Assets & Liabilities      6%

[end pie chart]

Smaller Issues Still Very Attractive

      Despite a strong rebound in the final months of 1998, the stock prices of smaller firms remain very attractive versus company earnings. Compared to large-cap issues, small-cap shares are now cheaper than they have been since the mid-1970s. While further uncertainty about the economy could curb gains for small-cap issues in months to come, small-cap stocks could outperform once investors are more confident in the economy.

      In the meantime, we plan to continue looking for buying opportunities that market fluctuations may bring. As in previous months, we hope to use these opportunities to upgrade the earnings potential and size of companies in which we invest.


Stephen D. Barbaro has managed the Galaxy VIP Small Company Equity Fund since its inception in April 1998. He has managed small company portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977.

[mountain chart]

Galaxy VIP Small Company Growth Fund
Growth of $10,000 investment*

                          Galaxy VIP Small
                        Company Growth Fund    Russell 2000 Index
Inception                    <plot points needed from client>
12/31/98                      $8,932                $8,806

*Since the Fund's inception on 4/17/98. The Russell 2000 Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

PORTFOLIO REVIEWS

[photo: David W. Jellison]

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

Portfolio Manager
David W. Jellison

      The Galaxy VIP Columbia Real Estate Equity Fund II seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of real estate companies, including real estate investment trusts (REITs).

      From the Fund's inception on March 3, 1998 through December 31, 1998, the Fund had a total return of -9.57%. Over the same period, the National Association of Real Estate Trusts (NAREIT) Index earned a total return of -15.18% and the average real estate stock fund tracked by Lipper earned a total return of -14.35%.

A Focus on Fundamentals

      Prices for REITs lagged those for the broader stock market throughout 1998. Investors became concerned that the recent strong growth in industry earnings might slow as acquisition of new properties became increasingly expensive and new development threatened to upset the balance between building supply and demand.

      In the first half of the reporting period, the more defensive retail portion of the REIT sector led industry performance as a result of strong consumer spending. Industrial REITs also outperformed. Investor concern about overbuilding and rising vacancy rates in the high-growth office and lodging sectors caused stocks in those groups to lag. During this time the Fund benefited from a below-market weighting in lodging REITs and an above-market weighting in industrial REITs. This helped offset the effects of a sizable weighting in office REITs - from which we expect to benefit over time as a result of internal growth and industry consolidation.

      In the second half of 1998, the Fund continued to benefit from its weightings in industrial, residential and retail REITs. These groups performed well as investors remained focused on the relative stability of their underlying fundamentals. The Fund also continued to benefit from its underweighting in the lodging sector, which remained a poor performer.

[pie chart]

Galaxy VIP Columbia
Real Estate Equity Fund
II

Distribution of Total Net Assets
as of December 31, 1998

U.S. Government Obligations &
  Net Other Assets                 5%
Investment Company                 2%
Real Estate                       93%

[end pie chart]

Attractive Valuations

      Investor perception toward REITs shifted sharply in the past year - as fears of overbuilding reduced expectations for earnings growth. Although growth rates are declining, the prices for REIT shares have already discounted the slowdown. Many REITs, in fact, are trading at or below the underlying value of the real estate they own. Continued growth in 1999, combined with dividend yields above 7%, should enhance the sector's performance going forward.


David W. Jellison has managed the Galaxy VIP Columbia Real Estate Equity Fund II since its inception in March 1998. A vice president with Columbia Management Company, he has served as a financial analyst and portfolio manager there since 1992.

[mountain chart]

Galaxy VIP Columbia Real Estate Equity Fund II
Growth of $10,000 investment*

                       Galaxy VIP Columbia
                     Real Estate Equity Fund II           NAREIT
Inception                     <plot points needed from client>
12/31/98                      $9,043                      $8,482

*Since the Fund's inception on 3/3/98. The NAREIT Index is an unmanaged index of all tax qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. Only common shares issued by a REIT are included in this market weighted index which includes dividends in the month based upon their payment date. Results for the NAREIT Index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

PORTFOLIO REVIEWS

[photo: Donald Jones]

GALAXY VIP ASSET ALLOCATION FUND

Portfolio Manager
Donald Jones

      The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages, as well as long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond, and short-term obligations.

      With stock prices historically high versus company earnings, we kept 40% of Fund assets in notes and bonds during 1998. This helped buffer the Fund against stock market volatility during the year, including the sharp market correction in the third quarter. It also let us make the most of falling interest rates. By adding high-grade corporate issues to the bond portfolio at attractive prices and yields, we further improved the Fund's return. As a result of these strategies, and strong gains from many equity investments, the Fund outperformed its peers during the year.

      For the fiscal year ended December 31, 1998, the Fund earned a total return of 17.51%. That compares to a total return of 14.16% for the average flexible portfolio fund tracked by Lipper. The S&P 500 Index, which tracks the performance of stocks only, earned a total return of 28.76% during the same time.

[pie chart]

Galaxy VIP Asset
Allocation Fund

Distribution of Total Net Assets
as of December 31, 1998

Common Stocks and Convertible Preferred Stock     49%
Corporate Notes and Bonds                         20%
U.S. Government & Agency Obligations              19%
Repurchase Agreement and Net Other Assets
  and Liabilities                                 11%
Asset-Backed and Mortgage-Backed Securities        1%

[end pie chart]

Making the Most of Economic Uncertainty

      In the first half of 1998, the Fund enjoyed strong gains by shares of pharmaceutical firms and certain technology positions. These returns helped offset disappointing performances by other technology investments and energy stocks hurt by falling oil prices. We used new cash that came into the Fund during this time, along with profits we took in stocks that had become overvalued, to increase shares of many existing positions and add new names in the banking, drug and technology sectors.

      In the second half of 1998, the Fund benefited from both an overweighting in the strongly performing consumer staples sector and an underweighting in energy stocks and economically sensitive issues - which underperformed. We continued to take advantage of equity opportunities that resulted from market weakness. As the year closed, we sold shares of several manufacturing firms and used the proceeds, along with Fund cash, for shares of financial and technology firms that we believe to have better long-term growth potential.

      As economic concerns made corporate bonds more appealing during the year, we increased the Fund's position in high-grade corporate issues. We further improved the Fund's yield with investments in mortgage-backed securities, which became more attractive as investors overreacted to increased home-loan prepayments, as well as investments in asset-backed securities. In October, when investors became particularly concerned about credit quality and liquidity, we increased investments in U.S. government securities. This reduced corporates from about 60% of the bond portfolio to about 50%.

Positioned for Slower Growth

      If growth slows in 1999, causing stock prices to weaken again and interest rates to resume their decline, the Fund should continue to benefit from its strong position in bonds.


[mountain chart]

Galaxy VIP Asset Allocation Fund
Growth of $10,000 investment*

                 Galaxy VIP Asset
                 Allocation Fund          S&P 500 Index
Inception
12/31/93
12/31/94
12/31/95            <plot points needed from client>
12/31/96
12/31/97
12/31/98            $21,440                  $35,298

*Since the Fund's inception on 2/6/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

PORTFOLIO REVIEWS

      Given the current uncertainty as to where the economy is headed, we plan to maintain the Fund's added emphasis on government issues for now.

      As stock market fluctuations provide new opportunities to upgrade the Fund's equity portfolio, we plan to pay particular attention to economically sensitive issues - including shares of basic materials firms, where the Fund is underweighted.


Donald Jones has managed the Galaxy VIP Asset Allocation Fund since its inception in 1993. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.

[photo: Marie M. Schofield]

GALAXY VIP
HIGH QUALITY BOND FUND

Portfolio Manager
Marie M. Schofield

      The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests in U.S. government securities and corporate issues rated in the four highest credit rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or unrated securities of comparable quality; provided however, that at least 65% of the Fund's assets are invested in securities ranked in the two highest credit categories by Moody's or S&P or in unrated securities of comparable quality.

      During the past fiscal year, the Fund has benefited from Fleet's "active duration" discipline, which focuses on economic fundamentals and the relative value of real (inflation-adjusted) yields for U.S. Treasury securities. Historically, a real yield of 3.5% or more for 30-year Treasuries has represented an attractive opportunity to extend average maturity and lock in returns. Real yields below 3% have suggested a shortening of maturities.

      With inflation averaging about 1.5% for much of 1998, Treasury yields offered real returns as high as 4.5%. By adding longer-term issues at those times - plus increasing our allocation to Treasuries and maintaining our emphasis on high credit quality and liquidity - we helped the Fund earn a total return that outpaced the total returns of its bench-marks.

      For the fiscal year ended December 31, 1998, the Fund returned 9.70%. That compares to total returns of 9.47% for the Lehman Brothers Government/Corporate Bond Index (the "Lehman Index") and 7.47% for the average A-rated corporate bond fund tracked by Lipper. On December 31, 1998 the Fund had a 30-day SEC yield of 4.98%.

Investment Strategy

      In the first half of 1998, we increased the Fund's average duration to over one-half year longer than that of the Lehman Index on two occaisions. Both times, Treasury yields had spiked over 6% in response to a strong U.S. economy. As long-term Treasury yields fell in the second and third quarters, and bond prices appreciated, the Fund earned strong gains from its longer maturities.

      During the first half of the year the mix of fund investments was also adjusted in favor of Treasuries while reducing our holdings of corporate and mortgage-backed issues. At that time, we felt that corporate yields did not offset the added risks these issues carried in light of economic

[mountain chart]

Galaxy VIP High Quality Bond Fund
Growth of $10,000 investment*

                  Galaxy VIP High      Lehman Brothers Government/
                 Quality Bond Fund       Corporate Bond Index
Inception
12/31/93
12/31/94
12/31/95                <plot points needed from client>
12/31/96
12/31/97
12/31/98              $14,981                    $14,950

*Since the Fund's inception on 1/21/93. The Lehman Brothers
 Government/Corporate Bond Index is an unmanaged index of U.S. Treasury obligations and the debt of U.S. Government agencies as well as all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Results for the Lehman Brothers
 Government/Corporate Bond Index do not reflect the investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS

[pie chart]

Galaxy VIP High
Quality Bond Fund

Distribution of Total Net Assets
as of December 31, 1998

U.S. Government and Agency Obligations            67%
Corporate Notes & Bonds                           25%
Asset-Backed and Mortgage-Backed Securities        5%
Repurchase Agreement & Net Other
  Assets & Liabilities                             3%

[end pie chart]

uncertainties at home and abroad. Within the corporate sector, we focused on shorter-term issues of high credit quality that were less vulnerable to economic concerns. In the mortgage sector, pre-payment worries in a climate of falling interest rates were reducing the relative attractiveness of mortgage-backed securities. Within the sector, we emphasized issues of newer origination thought to have less prepayment risk.

      As investors fled increasingly to safe-haven securities in the third quarter, Treasury yields hit historic lows. Because price gains for corporate and mortgage-backed securities lagged those for Treasuries, there was a dramatic widening in the spreads between the yields of these issues. Once the bond market stabilized in the fourth quarter, in response to aggressive easing by the Fed, investors sought the now generous yields of "spread products." We selectively added high-quality bonds of industrial corporations and also increased investments in mortgage-backed securities. When yields for long-term Treasuries fell below 5% in December, we reduced the Fund's duration to one-quarter year longer than that of the Lehman Index.

The Uncertainty Continues

      Although the Fed shifted from an easing to a neutral bias in November, another cut in short-term interest rates is possible in 1999 -- particularly if economic growth moderates significantly. As in the past, we will adjust the Fund's maturity structure to maximize real returns in keeping with our "active duration" discipline. With excellent opportunities in high quality corporates and mortgages, we have continued to add to these sectors. The mortgage sector, in particular, offers relative value not seen for many years.


Marie Schofield has managed the Galaxy VIP High Quality Bond Fund since March 1996. Ms Schofield has been with Fleet Investment Advisors Inc. since 1991 and has managed fixed-income assets since 1975.


GALAXY VIP COLUMBIA HIGH YIELD FUND II
Portfolio Manager
Jeffrey L. Rippey

      The Galaxy VIP Columbia High Yield Fund II seeks a high level of current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated BB or lower by S&P or Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.

      As economic uncertainty raised demand for better-quality bonds with good liquidity in 1998, prices for high-yield bonds lagged those of other fixed-income issues. In this environment, high-yield bonds with stronger credit ratings issued by companies with less sensitivity to economic change outpaced the rest of the high-yield sector. Because the Galaxy VIP Columbia High Yield Fund II emphasizes higher-quality issues, the Fund performed well against its benchmarks for the reporting period.

      From the Fund's inception on March 3, 1998 through December 31, 1998, the Fund had a total return of 9.61%. That compares to total returns of 7.39% for the Lehman Brothers Aggregate Bond Index and -3.17% for the average high-yield bond fund tracked by Lipper. On December 31, 1998, the Fund had a 30-day SEC yield of 6.35%.

Seizing Market Opportunities

      After high-yield bonds outperformed investment grade debt early in 1998, continuing a trend of 1996 and 1997, the currency and economic situation in Asia seemed to stabilize. When investors

[pie chart]

Galaxy VIP Columbia
High Yield Fund II

Distribution of Total Net Assets
as of December 31, 1998

Corporate Notes and Bonds         96%
Investment Company                 2%
Net Other Assets & Liabilities     2%

[end pie chart]

PORTFOLIO REVIEWS

[photo: Jeffrey L. Rippey]

realized Asia's problems were deeper than they had thought, they fled to U.S. Treasury bonds for safety and high-yield bonds lagged once again.

      In the first two quarters of 1998, we found attractive investment opportunities in the debt of aerospace and cable TV firms. During this time we also increased positions in two large hospital operators and added issues of a large movie exhibitor, an office-products distributor and an equipment-rental firm.

      The high-yield market ended 1998 on a positive note, as investors became more hopeful in their economic outlook and left Treasuries for other fixed-income sectors.

High-Yield Bonds Remain Attractive

      Even with mild price appreciation at the end of 1998, high-yield bonds remain attractive versus Treasuries. As long as investors remain confident that the U.S. economy will continue to grow, the high-yield sector could perform well. With our expectation for a moderately expanding economy in 1999, high yield bonds should provide an attractive investment opportunity for the coming year - particularly with our emphasis on better credit quality and sectors with improving fundamentals.


Jeffery L. Rippey has managed the Galaxy VIP Columbia High Yield Fund II since its inception in March 1998. A vice president of Columbia Management Company, Mr. Rippey has managed fixed income portfolios since 1981.

[mountain chart]

Galaxy VIP
Columbia High Yield Fund II
Growth of $10,000 investment*

                          Galaxy VIP Columbia         Lehman Brothers
                           High Yield Fund II       Aggregate Bond Index
Inception                       <plot points needed from client>
12/31/98                       $10,961                    $10,739

*Since the Fund's inception on 3/3/98. The Lehman Brothers Aggregate Bond Index is an index composed of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Results for the Lehman Brothers Aggregate Bond Index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

                Money Market Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS
VIP FUND        December 31, 1998

                                                         Value
  Par Value                                             (Note 2)
 ---------                                              --------
COMMERCIAL PAPER (A) - 52.10%
                Consumer Staples - 22.22%

$   700,000     Campbell Soup Co.
                5.20%, 01/13/99.....................   $   698,787
    800,000     Coca-Cola Co.
                5.14%, 01/20/99.....................       797,830
    750,000     PepsiCo, Inc.
                5.12%, 01/19/99.....................       748,080
    700,000     Pfizer, Inc.
                5.13%, 02/12/99 (B).................       695,811
    800,000     United Parcel Service
                5.50%, 01/22/99.....................       797,433
                                                       -----------
                                                         3,737,941
                                                       -----------
                Finance - 16.26%

    750,000     Ford Motor Credit Co.
                5.11%, 02/04/99.....................       746,380
    750,000     General Electric Capital Corp.
                5.17%, 02/23/99.....................       744,291
    500,000     IBM Credit Corp.
                5.27%, 01/05/99.....................       499,707
    750,000     National Rural Utilities
                Cooperative Finance Corp.
                5.12%, 02/19/99.....................       744,773
                                                       -----------
                                                         2,735,151
                                                       -----------

                Technology - 8.88%

    750,000     BellSouth Telecommunications, Inc.
                5.17%, 01/26/99.....................       747,307
    750,000     Lucent Technologies, Inc.
                5.12%, 02/03/99.....................       746,480
                                                       -----------
                                                         1,493,787
                                                       -----------
                Consumer Cyclical - 4.74%

    800,000     Disney (Walt) Co.
                5.05%, 02/02/99.....................       796,409
                                                       -----------
                Total Commercial Paper..............     8,763,288
                (Cost $8,763,288)                      -----------

U.S. AGENCY OBLIGATIONS (A) - 48.42%

                Federal Home Loan
                Mortgage Corporation  - 26.28%

$ 2,900,000     4.70%, 01/04/99.....................   $ 2,898,864
    690,000     5.10%, 02/16/99.....................       685,504
    843,000     4.95%, 02/24/99.....................       836,741
                                                       -----------
                                                         4,421,109
                                                       -----------

                Federal Home Loan Bank - 11.81%

  1,000,000     4.92%, 02/12/99.....................       994,260
  1,000,000     4.92%, 02/19/99.....................       993,303
                                                       -----------
                                                         1,987,563
                                                       -----------

                Federal National
                Mortgage Association - 10.33%

  1,000,000     5.03%, 02/05/99.....................       995,105
    746,000     5.03%, 02/11/99.....................       741,727
                                                       -----------
                                                         1,736,832
                                                       -----------
                Total U.S. Agency Obligations.......     8,145,504
                (Cost $8,145,504)                      -----------

Total Investments - 100.52%.........................    16,908,792
(Cost $16,908,792)                                     -----------
Net Other Assets and Liabilities - (0.52)%..........       (87,552)
                                                       -----------
Net Assets - 100.00%................................   $16,821,240
                                                       ===========

------------------------------------------------------------------

(A)  Discount yield at time of purchase.

(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified buyers. At December 31, 1998, these securities amounted to $695,811 or 4.14% of net assets.

                       See Notes to Financial Statements.

                Equity Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS
VIP FUND        December 31, 1998

                                                         Value
    Shares                                              (Note 2)
    -------                                             --------
COMMON STOCKS - 99.00%

                Technology - 26.08%

     30,000     Applied Materials, Inc.*............   $ 1,280,625
     24,000     Automatic Data Processing, Inc......     1,924,500
     20,000     Cisco Systems, Inc.*................     1,856,250
     30,000     Compaq Computer Corp................     1,258,125
     12,500     Dell Computer Corp.*................       914,844
     20,000     EMC Corp.*..........................     1,700,000
     30,000     Edwards (J.D.) & Co.*...............       851,250
     15,000     Hewlett-Packard Co..................     1,024,687
     12,500     Intel Corp..........................     1,482,031
      7,500     International Business Machines
                Corp. ..............................     1,385,625
     45,000     Loral Space & Communications, Ltd...       801,563
     10,000     Lucent Technologies, Inc............     1,100,000
     22,500     Maxim Integrated Products, Inc.*....       982,969
     20,000     Network Associates, Inc.*...........     1,325,000
     10,000     Nokia Corp., Class A, ADR...........     1,204,375
     20,000     Tellabs, Inc.*......................     1,371,250
     15,000     Teradyne, Inc.*.....................       635,625
     15,000     Texas Instruments, Inc..............     1,283,437
     15,000     Xerox Corp..........................     1,770,000
                                                       -----------
                                                        24,152,156
                                                       -----------

                Consumer Staples - 22.55%

     32,500     Abbott Laboratories.................     1,592,500
     17,500     American Home Products Corp.........       985,469
     25,000     Becton Dickinson & Co...............     1,067,187
     22,500     Bestfoods...........................     1,198,125
     15,000     Bristol-Myers Squibb Co.............     2,007,187
     22,500     Elan Corp. Plc, ADR*................     1,565,156
     15,000     Guidant Corp........................     1,653,750
     18,000     Johnson & Johnson...................     1,509,750
     20,000     Lilly (Eli) & Co....................     1,777,500
     10,000     Merck & Co., Inc....................     1,476,875
     22,000     PepsiCo, Inc........................       900,625
     12,500     Pfizer, Inc.........................     1,567,969
     15,000     Phillip Morris Cos., Inc............       802,500
     14,000     Procter & Gamble Co.................     1,278,375
     20,000     Warner-Lambert Co...................     1,503,750
                                                       -----------
                                                        20,886,718
                                                       -----------

                Consumer Cyclical - 14.71%

     20,000     Capstar Broadcasting Corp.,
                Class A* ...........................       457,500
     22,500     Chancellor Media Corp.*.............     1,077,187
     30,000     CVS Corp............................     1,650,000
     35,000     Dayton-Hudson Corp..................     1,898,750
     30,000     Disney (Walt) Co....................       900,000
     30,000     Home Depot, Inc.....................     1,835,625
     40,000     Infinity Broadcasting Corp.,
                Class A* ...........................     1,095,000
     20,000     McDonald's Corp.....................     1,532,500
     30,000     Service Corp. International.........     1,141,875
     30,000     Sinclair Broadcast Group, Inc.,
                Class A* ...........................       586,875
     50,000     TJX Cos., Inc.......................     1,450,000
                                                       -----------
                                                        13,625,312
                                                       -----------

                Finance - 11.51%

     40,000     Associates First Capital Corp.......   $ 1,695,000
      7,500     American International Group, Inc...       724,688
     27,500     Chase Manhattan Corp................     1,871,719
     35,000     Citigroup, Inc......................     1,732,500
     30,000     Fannie Mae..........................     2,220,000
     15,000     SunAmerica, Inc.....................     1,216,875
     30,000     Wells Fargo & Co....................     1,198,125
                                                       -----------
                                                        10,658,907
                                                       -----------

                Capital Goods and Construction - 10.49%

     22,500     AES Corp............................     1,065,938
     15,000     Federal-Mogul Corp..................       892,500
     25,000     General Electric Co.................     2,551,562
     25,000     Tyco International Ltd..............     1,885,938
     40,000     US Filter Corp.*....................       915,000
     12,500     United Technologies Corp............     1,359,375
     22,500     Waste Management, Inc...............     1,049,063
                                                       -----------
                                                         9,719,376
                                                       -----------

                Energy - 6.41%

     40,000     Anadarko Petroleum Corp.............     1,235,000
     22,500     Cooper Cameron Corp.*...............       551,250
     33,000     Halliburton Co......................       977,625
     20,000     Mobil Corp..........................     1,742,500
     15,000     Schlumberger Ltd....................       691,875
     27,500     Transocean Offshore, Inc............       737,344
                                                       -----------
                                                         5,935,594
                                                       -----------

                Utilities - 3.99%

     35,000     MCI Worldcom, Inc.*.................     2,511,250
     50,000     Nextel Communications, Inc.,
                Class A* ...........................     1,181,250
                                                       -----------
                                                         3,692,500
                                                       -----------

                Transportation - 2.54%

     15,000     AMR Corp*...........................       890,625
     25,000     Ford Motor Co.......................     1,467,187
                                                       -----------
                                                         2,357,812
                                                       -----------

                Basic Materials - 0.72%

     12,500     duPont (E.I.) deNemours & Co........       663,281
                                                       -----------
                Total Common Stocks.................    91,691,656
                (Cost $68,259,902)                     -----------

                       See Notes to Financial Statements.

                Equity Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

     Par                                                 Value
    Value                                               (Note 2)
   -------                                              --------
REPURCHASE AGREEMENT - 1.07%

$   995,000     Chase Manhattan Bank
                4.50%, 01/04/99, dated 12/31/98
                Repurchase Price $995,498
                (Collateralized by U.S. Treasury Note
                9.25%, due 02/15/16;
                Total Par $695,000
                Market Value $1,019,105)............   $   995,000
                                                       -----------
                Total Repurchase Agreement..........       995,000
                (Cost $995,000)                        -----------

Total Investments - 100.07%.........................    92,686,656
(Cost $69,254,902)                                     -----------

Net Other Assets and Liabilities - (0.07)%..........       (66,750)
                                                       -----------
Net Assets - 100.00%................................   $92,619,906
                                                       ===========

------------------------------------------------------------------
*    Non-income producing security.

ADR  American Depositary Receipt

                       See Notes to Financial Statements.

                Growth and Income Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS
VIP FUND        December 31, 1998

                                                       Value
   Shares                                            (Note 2)
   -------                                           --------
COMMON STOCKS - 89.82%

                Finance - 18.81%

      2,200     BankAmerica Corp....................   $   132,275
      2,100     Bank One Corp.......................       107,231
      1,500     Chase Manhattan Corp................       102,094
      1,100     Chubb Corp..........................        71,363
      2,400     Citigroup, Inc......................       118,800
      1,800     Countrywide Credit Industries, Inc..        90,338
        400     Berkshire Hathaway..................        98,700
      1,300     Hartford Financial Services Group,
                Inc. ...............................        71,337
      1,000     Lincoln National Corp...............        81,812
        700     Morgan (J.P.) & Co..................        73,544
      3,000     Standard & Poor's Depositary
                Receipts ...........................       369,000
      3,000     Wells Fargo & Co....................       119,812
                                                       -----------
                                                         1,436,306
                                                       -----------

                Consumer Staples - 16.98%

      1,700     American Home Products Corp.........        95,731
      1,000     Anheuser-Busch Cos., Inc............        65,625
      1,900     Elan Corp. Plc, ADR*................       132,169
      2,000     Forest Laboratories, Inc.*..........       106,375
      2,700     Genzyme Corp.*......................       134,325
        324     Genzyme Molecular Oncology*.........         1,053
      1,500     Hannaford Brothers Co...............        79,500
      1,500     Humana, Inc.*.......................        26,719
      1,750     International Flavors &
                Fragrances, Inc.....................        77,328
        800     Johnson & Johnson Co................        67,100
        600     Merck & Co., Inc....................        88,613
      2,150     PepsiCo, Inc........................        88,016
        570     Pfizer, Inc.........................        71,499
      1,300     Pharmacia & Upjohn, Inc.............        73,612
      2,500     Stryker Corp.*......................       137,656
      1,200     United HealthCare Corp..............        51,675
                                                       -----------
                                                         1,296,996
                                                       -----------

                Technology - 13.58%

      1,745     AMP, Inc............................        90,849
      1,500     Avnet, Inc..........................        89,813
        900     Cisco Systems, Inc.*................        83,531
      2,700     Compaq Computer Corp................       113,231
      1,200     Computer Sciences Corp.*............        77,325
      2,000     Electronic Data Systems Corp........       100,500
      1,850     Harris Corp.........................        67,756
      1,900     Hewlett-Packard Co..................       129,794
        500     International Business Machines
                Corp. ..............................        92,375
      1,600     Motorola, Inc.......................        97,700
      1,100     Texas Instruments, Inc..............        94,119
                                                       -----------
                                                         1,036,993
                                                       -----------

                Consumer Cyclical - 9.96%

      2,200     Circuit City Stores-Circuit City
                Group ..............................      $109,863
        800     Eastman Kodak Co....................        57,600
      2,400     Lowe's Cos., Inc....................       122,850
      1,200     McDonald's Corp.....................        91,950
      3,800     Office Depot, Inc.*.................       140,362
      2,000     Penny (J.C.) Co., Inc...............        93,750
      2,900     Sherwin-Williams Co.................        85,188
      3,500     Toys `R' Us, Inc.*..................        59,062
                                                       -----------
                                                           760,625
                                                       -----------

                Basic Materials - 7.24%

      3,300     Crown Cork & Seal, Inc..............       101,681
      2,100     Goodrich (B.F.) Co..................        75,338
      1,300     Minnesota Mining &
                Manufacturing Co....................        92,462
      2,300     Morton International, Inc...........        56,350
      3,000     Pall Corp...........................        75,938
      2,200     Praxair, Inc........................        77,550
      2,500     Sigma Aldrich Corp..................        73,437
                                                       -----------
                                                           552,756
                                                       -----------

                Energy - 6.76%

      1,600     Amoco Corp..........................        94,400
        950     Atlantic Richfield Co...............        61,988
      3,500     Baker Hughes, Inc...................        61,906
      2,200     Halliburton Co......................        65,175
      2,000     Kerr-McGee Corp.....................        76,500
      1,000     Mobil Corp..........................        87,125
      1,500     Schlumberger, Ltd...................        69,187
                                                       -----------
                                                           516,281
                                                       -----------

                Capital Goods and Construction - 6.61%

      2,100     Boeing Co...........................        68,513
        800     General Electric Co.................        81,650
      1,100     Honeywell, Inc......................        82,844
      1,800     Hubbell, Inc., Class A..............        68,512
      4,399     U.S. Filter Corp.*..................       100,627
      2,199     Waste Management, Inc...............       102,528
                                                       -----------
                                                           504,674
                                                       -----------

                Utilities - 6.56%

      1,300     AT&T Corp...........................        97,825
      1,300     Century Telephone Enterprises, Inc..        87,750
      1,300     GTE Corp............................        84,500
      1,800     MCI WorldCom, Inc.*.................       129,150
      1,900     SBC Communications, Inc.............       101,888
                                                       -----------
                                                           501,113
                                                       -----------

                       See Notes to Financial Statements.

                Growth and Income Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

                                                       Value
   Shares                                            (Note 2)
   -------                                           --------
                Transportation - 3.32%

      1,600     British Airways Plc, ADR............   $   108,500
      2,300     Burlington Northern Santa Fe Corp...        77,625
      1,500     Union Pacific Corp..................        67,594
                                                       -----------
                                                           253,719
                                                       -----------
                Total Common Stocks.................     6,859,463
                (Cost $6,429,677)                      -----------

CONVERTIBLE PREFERRED STOCK - 0.82%

      1,200     Loral Space and
                Communications. Ltd., 6.00% (B).....        62,700
                                                       -----------
                Total Convertible Preferred Stock...        62,700
                (Cost $81,318)                         -----------

   Par Value
  ----------

U.S. AGENCY OBLIGATION (A) - 9.52%

                Federal Home Loan
                Mortgage Corporation - 9.52%

$   727,000     4.70%, 01/04/99.....................       726,715
                                                       -----------
                Total U.S. Agency Obligation........       726,715
                (Cost $726,715)                        -----------

Total Investments - 100.16%.........................     7,648,878
(Cost $7,237,710)                                      -----------

Net Other Assets and Liabilities - (0.16)%..........       (12,128)
                                                       -----------
Net Assets - 100.00%................................   $ 7,636,750
                                                       ===========

------------------------------------------------------------------
*    Non-income producing security.

(A)  Discount yield at time of purchase.

(B) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933 as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At December 31, 1998, this security amounted to $62,700, or 0.82% of net assets.

ADR  American Depositary Receipt

                       See Notes to Financial Statements.

                Small Company Growth Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS
VIP FUND        December 31, 1998

                                                       Value
   Shares                                            (Note 2)
   -------                                           --------
COMMON STOCKS - 93.93%

                Technology - 41.32%

        154     Acxiom Corp. *......................   $     4,774
        470     Advanced Fibre
                Communications, Inc. *..............         5,141
         40     Applied Micro Circuits Corp. *......         1,359
        150     Ardent Software, Inc. *.............         3,450
        250     Asesco Corp. *......................           344
        490     Aspen Technology, Inc. *............         7,105
        130     AXENT Technologies, Inc. *..........         3,973
        100     Best Software, Inc. *...............         2,375
        340     BindView Development Corp. *........         9,350
        130     BISYS Group, Inc. *.................         6,711
        240     BroadVision, Inc. *.................         7,680
        200     Complete Business Solutions, Inc. *.         6,775
        210     Concord Communications, Inc. *......        11,918
        470     Condor Technology Solutions, Inc. *.         4,700
         80     Cree Research, Inc. *...............         3,830
        460     Daou Systems, Inc. *................         2,832
        350     Deltek Systems, Inc. *..............         5,906
         10     Exchange Applications, Inc. *.......           196
        210     FactSet Research Systems, Inc. *....        12,967
        270     Forrester Research, Inc. *..........        11,812
        360     Galileo Technology Ltd. *...........         9,720
        440     Gentex Corp. *......................         8,800
        400     GeoTel Communications Corp. *.......        14,900
        360     Global Imaging Systems, Inc. *......         8,730
        280     Great Plains Software, Inc. *.......        13,510
        100     HEICO Corp..........................         3,156
        100     HNC Software Inc. *.................         4,044
        620     H.T.E., Inc. *......................         3,100
        150     Hyperion Solutions Corp. *..........         2,700
        220     ICG Communications, Inc. *..........         4,730
        330     IDT Corp. *.........................         5,074
        340     IMRglobal Corp. *...................        10,009
        427     Information Advantage, Inc. *.......         3,229
        590     Inprise Corp. *.....................         3,245
        250     Inso Corp. *........................         6,250
        320     International Telecommunication
                Data Systems, Inc. *................         4,720
        100     Isis Pharmaceuticals, Inc.*.........         1,294
        445     JDA Software Group, Inc. *..........         4,311
         20     Komag, Inc. *.......................           208
        220     Kopin Corp. *.......................         4,620
        130     Level One Communications, Inc. *....         4,615
        240     Macromedia, Inc. *..................         8,085
        450     Made2Manage Systems, Inc. *.........         6,694
        380     Mecon, Inc. *.......................         3,990
        170     Melita International Corp. *........         3,570
         10     Merix Corp. *.......................            60
        410     META Group, Inc. *..................        12,197
         60     Metro Information Services, Inc. *..         1,800
        230     Natural MicroSystems Corp. *........         1,675
        230     New Era of Networks, Inc. *.........        10,120

                Technology (continued)

        440     Norstan, Inc. *.....................   $     7,810
        360     Ortel Corp. *.......................         3,150
        360     PairGain Technologies, Inc. *.......         2,767
        450     Pervasive Software, Inc. *..........         8,663
        890     PhoneTel Technologies, Inc. *.......            97
         20     PMC-Sierra, Inc. *..................         1,262
        240     PRI Automation, Inc. *..............         6,240
        150     Prism Solutions, Inc. *.............           375
         90     ProBusiness Services, Inc. *........         4,095
        520     Renaissance Worldwide, Inc. *.......         3,185
        340     SeaMED Corp. *......................         3,825
        490     Secure Computing Corp. *............         9,341
        460     Security Dynamics Technologies,
                Inc. * .............................        10,580
         80     SIPEX Corp. *.......................         2,810
        555     SPR, Inc. *.........................         9,574
        260     SPSS, Inc. *........................         4,907
        200     STAR Telecommunications, Inc. *.....         2,438
        420     Tekelec *...........................         6,956
        380     TeleTech Holdings, Inc. *...........         3,895
        540     Tier Technologies, Inc. *...........         9,315
        350     Timberline Software Corp............         4,813
        290     Tollgrade Communications, Inc. *....         5,583
        230     TranSwitch Corp. *..................         8,956
        370     TSI International Software Ltd. *...        17,714
        600     Unitrode Corp. *....................        10,500
        130     Visio Corp. *.......................         4,753
        140     Vitesse Semiconductor Corp. *.......         6,387
         40     Voice Control Systems, Inc. *.......            70
        740     Whittman-Hart, Inc. *...............        20,443
        200     World Access, Inc. *................         4,275
        310     YieldUP International Corp. *.......           542
        520     Zygo Corp. *........................         4,485
                                                       -----------
                                                           472,160
                                                       -----------

                Consumer Cyclical - 22.41%

        480     ABR Information Services, Inc. *....         9,420
         90     Action Performance Cos., Inc. *.....         3,184
        300     Bally Total Fitness Holding Corp. *.         7,462
        200     Boron, LePore & Associates, Inc. *..         6,900
        640     Brass Eagle, Inc. *.................         9,840
        180     Carey International, Inc. *.........         3,150
        160     Carriage Services, Inc., Class A*...         4,550
        180     CEC Entertainment, Inc. *...........         4,995
        140     Cost Plus, Inc. *...................         4,393
        230     Coulter Pharmaceutical, Inc. *......         6,900
        375     Data Processing Resources Corp. *...        10,969
        280     Dura Automotive Systems, Inc. *.....         9,555
        560     Funco, Inc. *.......................         9,800
        400     Goody's Family Clothing, Inc. *.....         4,013
        350     Group Maintenance America Corp. *...         4,244
        220     Guitar Center, Inc. *...............         5,417
        240     Haemonetics Corp. *.................         5,460
        200     HA-LO Industries, Inc. *............         7,525

                       See Notes to Financial Statements.

                Small Company Growth Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

                                                         Value
   Shares                                               (Note 2)
   -------                                              --------

                Consumer Cyclical (continued)

        400     Jones Intercable, Inc., Class A *...   $    14,250
        550     Just For Feet, Inc. *...............         9,556
        170     Kroll-O'Gara Co. *..................         6,704
        290     Lifeline Systems, Inc. *............         7,250
        510     Lo-Jack Corp. *.....................         6,056
        240     Market Facts, Inc. *................         6,240
        200     Metamor Worldwide, Inc. *...........         5,000
        280     Millipore Corp......................         7,963
        950     Players International, Inc. *.......         5,878
        230     Pre-Paid Legal Services, Inc. *.....         7,590
        240     Racing Champions Corp. *............         3,210
        630     Silverleaf Resorts, Inc. *..........         5,867
        370     Source Information Management Co. *.         4,301
        500     Stein Mart, Inc. *..................         3,484
        330     Steiner Leisure Ltd. *..............        10,560
        560     The First Years, Inc................         8,855
         10     The Maxim Group, Inc. *.............           240
        300     Travel Services International,
                Inc. *..............................         9,150
        280     Travis Boats & Motors, Inc. *.......         5,740
        435     West Marine, Inc. *.................         4,296
        300     Wilmar Industries, Inc. *...........         6,094
                                                       -----------
                                                           256,061
                                                       -----------

                Consumer Staples - 17.08%

        450     Anesta Corp. *......................        11,981
        390     ASI Solutions, Inc. *...............         2,974
        360     Cytyc Corp. *.......................         9,270
        140     Education Management Corp. *........         3,308
        540     FirstService Corp. *................         6,446
        450     Geltex Pharmaceuticals, Inc. *......        10,181
        120     Hanger Orthopedic Group, Inc. *.....         2,700
         50     Horizon Health Corp. *..............           394
        485     King Pharmaceuticals, Inc. *........        12,671
        500     Medaphis Corp. *....................         1,641
        380     Natrol, Inc. *......................         4,180
        260     Natural Alternatives
                International, Inc. *...............         2,860
        180     NCS Healthcare, Inc., Class A *.....         4,275
        100     Ocular Sciences, Inc. *.............         2,675
        450     On Assignment, Inc. *...............        15,525
        240     Orthodontic Centers of America,
                Inc. * ...,,........................         4,665
        130     Oshkosh B'Gosh, Inc., Class A.......         2,624
         80     Osteotech, Inc. *...................         3,720
        130     PAREXEL International Corp. *.......         3,250
         80     Patterson Dental Co. *..............         3,480
        240     Pediatrix Medical Group, Inc. *.....        14,385
        270     Physician Reliance Network, Inc. *..         3,544
        930     Physicians' Specialty Corp. *.......         7,789
        190     Province Healthcare Co. *...........         6,816
        275     Renal Care Group, Inc. *............         7,923
        240     Rexall Sundown, Inc. *..............         3,360
        470     Romac International, Inc. *.........        10,457
        580     Sheridan Healthcare, Inc. *.........         4,858

                Consumer Staples (continued)

        240     Sonic Corp. *.......................   $     5,970
        200     StaffMark, Inc. *...................         4,475
        150     Twinlab Corp. *.....................         1,969
        550     Weider Nutrition International,
                Inc. ...............................         3,506
        130     Whole Foods Market, Inc. *..........         6,289
        155     Xomed Surgical Products, Inc. *.....         4,960
                                                       -----------
                                                           195,121
                                                       -----------

                Capital Goods and Construction - 6.63%

        130     AAR Corp............................         3,104
        160     AFC Cable Systems, Inc. *...........         5,380
        190     Astec Industries, Inc. *............        10,569
        130     Aviation Sales Co. *................         5,281
        200     Comfort Systems USA, Inc. *.........         3,575
        305     Cuno, Inc. *........................         4,956
         40     Firearms Training Systems, Inc. *...            56
        210     Lindberg Corp.......................         1,910
        340     Motivepower Industries, Inc. *......        10,944
        180     MSC Industrial Co., Class A *.......         4,072
        460     Newpark Resources, Inc. *...........         3,134
        760     PCD, Inc. *.........................         9,880
        370     Recycling Industries, Inc. *........           370
        150     Superior Services, Inc. *...........         3,009
        380     Tower Automotive, Inc. *............         9,476
                                                       -----------
                                                            75,716
                                                       -----------

                Transportation - 2.53%

        340     Covenant Transport, Inc., Class A *.         6,077
        825     Dynamex, Inc. *.....................         3,248
        200     Expeditors International of
                Washington, Inc.....................         8,400
        120     Knight Transportation, Inc. *.......         3,203
        120     Swift Transportation Co., Inc. *....         3,364
        310     U.S. Xpress Enterprises, Inc. *.....         4,650
                                                       -----------
                                                            28,942
                                                       -----------

                Utilities - 2.30%

         10     Architel Systems Corp. *............           126
        460     Boston Communications Group, Inc. *.         5,980
        350     Davel Communication Corp. *.........         6,388
         20     Pacific Gateway Exchange, Inc. *....           961
        580     SkyTel Communications, Inc. *.......        12,832
                                                       -----------
                                                            26,287
                                                       -----------

                Energy - 0.87%

        490     Cabot Oil & Gas Corp., Class A......         7,350
        230     Nuevo Energy Co. *..................         2,645
                                                       -----------
                                                             9,995
                                                       -----------

                       See Notes to Financial Statements.

                Small Company Growth Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

                                                          Value
   Shares                                               (Note 2)
   -------                                              --------
                Finance - 0.55%

         10     Meadowbrook Insurance Group, Inc....   $       164
         10     Policy Management Systems Corp. *...           505
        800     Towne Services, Inc. *..............         5,600
                                                       -----------
                                                             6,269
                                                       -----------

                Basic Materials - 0.24%

         60     AMCOL International Corp............           592
        430     U.S. Home & Garden, Inc. *..........         2,150
                                                       -----------
                                                             2,742
                                                       -----------
                Total Common Stocks.................     1,073,293
                (Cost $1,012,179)                      -----------

Total Investments - 93.93%..........................     1,073,293
(Cost $1,012,179)                                      -----------

Net Other Assets and Liabilities - 6.07%............        69,380
                                                       -----------
Net Assets - 100.00%................................   $ 1,142,673
                                                       ===========

------------------------------------------------------------------
* Non-income producing security.

                       See Notes to Financial Statements.

                Columbia Real Estate Equity Fund II
THE GALAXY      PORTFOLIO OF INVESTMENTS
VIP FUND        December 31, 1998

                                                         Value
   Shares                                               (Note 2)
 ---------                                              --------

COMMON STOCKS - 93.07%
                Real Estate - 93.07%

        700     Alexandria Real Estate Equities.....   $    21,656
      1,100     Apartment Investment &
                Management Co.......................        40,906
      1,200     Archstone Communities Trust.........        24,300
        607     Avalon Bay Communities, Inc.........        20,790
        700     Boston Properties, Inc..............        21,350
      1,500     Cabot Industrial Trust..............        30,656
        800     Capital Automotive..................        11,900
      1,300     Catellus Development Corp.*.........        18,606
        700     Colonial Properties Trust...........        18,638
      1,000     Duke Realty Investments, Inc........        23,250
      1,800     Equity Office Properties Trust......        43,200
        400     Equity Residential Properties Trust.        16,175
        200     Excel Legacy Corp.*.................           800
        700     First Industrial Realty Trust.......        18,769
        700     General Growth Properties...........        26,513
        500     Kimco Realty Corp...................        19,844
        900     Liberty Property Trust..............        22,162
        900     Mack-Cali Realty Corp...............        27,788
        800     Manufactured Home
                Communities, Inc....................        20,050
      1,440     New Plan Excel Realty Trust.........        31,950
        700     Pan Pacific Retail Properties, Inc..        13,956
        600     Prentiss Properties Trust...........        13,387
        900     ProLogis Trust......................        18,675
      1,300     Public Storage, Inc.................        35,181
        800     Reckson Associates Realty Corp......        17,750
         40     Reckson Service Industries*.........           165
      1,000     Security Capital Group, Inc.,
                Class B* ...........................        13,563
        600     Shurgard Storage
                Centers, Inc., Class A..............        15,487
      1,500     Simon Property Group, Inc...........        42,750
        800     Spieker Properties, Inc.............        27,700
        800     Starwood Hotels & Resorts...........        18,150
        400     The Macerich Co.....................        10,250
        600     TriNet Corporate Realty Trust, Inc..        16,050
         35     Vornado Operating Co.*..............           282
        800     Vornado Realty Trust................        27,000
                                                       -----------
                Total Common Stocks.................       729,649
                (Cost $809,117)                        -----------

                                                         Value
 Par Value                                              (Note 2)
 ---------                                              --------

U.S. GOVERNMENT OBLIGATION (A) - 3.18%

                U.S. Treasury Bill - 3.18%

$    25,000     4.47%, 01/21/99.....................   $    24,941
                                                       -----------
                Total U.S. Government Obligation....        24,941
                (Cost $24,941)                         -----------

     Shares
     -------

INVESTMENT COMPANY - 2.34%

     18,352     Vista U.S. Government Money Market..        18,352
                                                       -----------
                Total Investment Company............        18,352
                (Cost $18,352)                         -----------

Total Investments - 98.59%..........................       772,942
(Cost $852,410)                                        -----------

Net Other Assets and Liabilities - 1.41%............        11,074
                                                       -----------
Net Assets - 100.00%................................   $   784,016
                                                       ===========

------------------------------------------------------------------

*    Non-income producing security.

(A)  Discount yield at time of purchase.

                       See Notes to Financial Statements.

                Asset Allocation Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS
VIP FUND        December 31, 1998

                                                         Value
   Shares                                               (Note 2)
   -------                                              --------
COMMON STOCKS - 49.18%

                Consumer Staples - 11.78%

     16,000     Becton, Dickinson & Co..............   $   683,000
     13,000     Bestfoods...........................       692,250
     24,000     Coca-Cola Entrerprises, Inc.........       858,000
      7,000     Elan Corp. Plc, ADR*................       486,938
     11,000     Forest Laboratories, Inc.*..........       585,062
     15,000     Genzyme Corp.*......................       746,250
     10,000     Gillette Co.........................       483,125
     10,000     Lilly (Eli) & Co....................       888,750
      7,000     Merck & Co., Inc....................     1,033,813
     15,000     PepsiCo, Inc........................       614,062
      9,000     Pfizer, Inc.........................     1,128,938
      5,000     Procter & Gamble Co.................       456,562
      8,000     Warner-Lambert Co...................       601,500
                                                       -----------
                                                         9,258,250
                                                       -----------

                Technology - 11.03%

     12,000     Altera Corp.*.......................       730,500
     10,000     Automatic Data Processing, Inc......       801,875
     25,000     Boston Scientific Corp.*............       670,313
     16,000     Cisco Systems, Inc.*................     1,485,000
     17,000     Compaq Computer Corp................       712,937
     11,000     EMC Corp.*..........................       935,000
      9,000     Hewlett-Packard Co..................       614,813
      9,000     Intel Corp..........................     1,067,062
      8,000     Lucent Technologies, Inc............       880,000
      6,500     Xerox Corp..........................       767,000
                                                       -----------
                                                         8,664,500
                                                       -----------

                Finance - 8.49%

      8,000     American International Group, Inc...       773,000
     10,000     Associates First Capital Corp.......       423,750
      8,000     BankBoston Corp.....................       311,500
      5,000     Chase Manhattan Corp................       340,313
     17,500     Citigroup, Inc......................       866,250
     15,000     Fannie Mae..........................     1,110,000
     11,500     First Union Corp....................       699,344
     11,000     Hartford Financial Services Group,
                Inc. ...............................       603,625
      7,000     SunAmerica, Inc.....................       567,875
     12,000     Washington Mutual, Inc..............       458,250
     13,000     Wells Fargo & Co....................       519,187
                                                       -----------
                                                         6,673,094
                                                       -----------

                Consumer Cyclical - 5.00%

     11,000     CVS Corp............................       605,000
      6,000     Dayton Hudson Corp..................       325,500
     24,000     Home Depot, Inc.....................     1,468,500
     10,000     McDonald's Corp.....................       766,250
     13,000     Walgreen Co.........................       761,313
                                                       -----------
                                                         3,926,563
                                                       -----------

                Capital Goods and Construction - 4.12%

     17,000     Boeing Co...........................   $   554,625
     13,000     Deere & Co..........................       430,625
      9,000     General Electric Co.................       918,563
      9,000     Textron, Inc........................       683,437
      6,000     United Technologies Corp............       652,500
                                                       -----------
                                                         3,239,750
                                                       -----------

                Utilities - 3.23%

     15,000     Frontier Corp.......................       510,000
     20,000     MCI Worldcom, Inc.*.................     1,435,000
     11,000     SBC Communications, Inc.............       589,875
                                                       -----------
                                                         2,534,875
                                                       -----------

                Energy - 2.99%

      6,000     Anadarko Petroleum Corp.............       185,250
     18,000     Halliburton Co......................       533,250
      8,000     Mobil Corp..........................       697,000
     10,000     Noble Affiliates, Inc...............       246,250
     15,000     Schlumberger, Ltd...................       691,875
                                                       -----------
                                                         2,353,625
                                                       -----------

                Transportation - 1.90%

     10,000     AMR Corp.*..........................       593,750
     10,000     Burlington Northern Santa Fe Corp...       337,500
     25,000     Southwest Airlines Co...............       560,938
                                                       -----------
                                                         1,492,188
                                                       -----------

                Basic Materials - 0.64%

     17,000     Sonoco Products Co..................       503,625
                                                       -----------
                Total Common Stocks.................    38,646,470
                (Cost $26,208,582)                     -----------

  Par Value
  ---------

CORPORATE NOTES AND BONDS - 20.09%

                Finance - 7.26%

$   455,000     American Express Credit Corp.
                8.50%, 08/15/01.....................       492,538
    100,000     Aristar, Inc., Senior Note
                6.75%, 05/15/99.....................       100,542
    500,000     Associates Corp. of North America
                Senior Note
                5.25%, 03/30/00.....................       499,375
    250,000     Associates Corp. of North America
                7.88%, 09/30/01.....................       265,312
    500,000     Caterpillar Financial Services
                Series F, MTN
                6.00%, 05/23/02.....................       510,000

                       See Notes to Financial Statements.

                Asset Allocation Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

                                                         Value
  Par Value                                             (Note 2)
 ---------                                              --------
                Finance (continued)
$   250,000     CIT Group, Inc., MTN
                5.80%, 02/26/01.....................   $   251,875
    200,000     Commercial Credit Co., Senior Note
                6.13%, 03/01/00.....................       201,750
    750,000     Diageo Capital PLC
                6.00%, 03/27/03.....................       760,350
    250,000     Ford Motor Credit Co.
                6.85%, 08/15/00.....................       255,938
    250,000     Ford Motor Credit Co.
                6.38%, 12/15/05.....................       260,938
    250,000     General Electric Capital Corp.
                Series A, MTN
                5.76%, 04/24/00.....................       251,875
    250,000     General Electric Capital Corp.
                Series A, MTN
                5.96%, 05/14/01.....................       253,475
    450,000     General Motors Acceptance Corp.
                7.00%, 03/01/00.....................       457,875
    150,000     Household Finance Co.
                7.63%, 06/15/99.....................       151,647
    200,000     International Lease Finance Corp.
                6.20%, 05/01/00.....................       202,250
    400,000     Norwest Financial, Inc., Senior Note
                7.75%, 08/15/01.....................       425,500
    100,000     PACCAR Financial Corp.
                Series H, Senior MTN
                5.86%, 03/15/01.....................       101,500
    250,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02.....................       261,562
                                                       -----------
                                                         5,704,302
                                                       -----------

                Banking - 2.54%

    100,000     Bank One Milwaukee, N.A., MTN
                6.35%, 03/19/01.....................       102,375
    300,000     Chase Manhattan Corp., MTN
                5.50%, 02/15/01.....................       301,125
    200,000     Citicorp, Senior MTN
                8.63%, 11/01/04.....................       204,500
    250,000     First Union Corp., Senior Note
                6.60%, 06/15/00.....................       255,312
    200,000     Mellon Financial Co., Senior Note
                7.63%, 11/15/99.....................       204,304
    250,000     NationsBank Corp., Senior Note
                5.38%, 04/15/00.....................       250,000
    100,000     NationsBank Corp., Senior Note
                7.00%, 05/15/03.....................       106,750
    250,000     Norwest Corp.
                Series H, MTN
                5.63%, 02/05/01.....................       252,500
     60,000     SunTrust Bank of Central Florida, MTN
                6.90%, 07/01/07.....................        65,925
    250,000     Wachovia Bank NC, N.A.
                6.30%, 03/15/01.....................       255,625
                                                       -----------
                                                         1,998,416
                                                       -----------

                Consumer Cyclical - 2.49%

$   250,000     Disney (Walt) Co., MTN
                5.60%, 01/13/00.....................   $   251,250
    500,000     Disney (Walt) Co.
                6.38%, 03/30/01.....................       514,375
    135,000     Hershey Foods Corp.
                7.20%, 08/15/27.....................       154,575
    250,000     McDonald's Corp., Senior MTN
                5.95%, 01/15/08.....................       260,312
    500,000     Mead Corp., Senior Note
                6.60%, 03/01/02.....................       515,000
    250,000     Sherwin-Williams Co., Senior Note
                6.50%, 02/01/02.....................       259,375
                                                       -----------
                                                         1,954,887
                                                       -----------

                Consumer Staples - 2.10%

    100,000     Abbott Laboratories, Senior Note
                6.40%, 12/01/06.....................       107,125
    100,000     Becton Dickinson
                7.00%, 08/01/27.....................       108,125
    300,000     Colgate Palmolive Co.
                Series C, MTN
                5.27%, 12/01/03.....................       300,000
    250,000     Merck & Co., Senior Note
                6.40%, 03/01/28.....................       267,188
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/01/03.....................       255,312
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08.....................       254,375
    250,000     Sysco Corp.
                7.25%, 04/15/07.....................       279,375
     75,000     Sysco Corp., Debenture
                6.50%, 08/01/28.....................        75,375
                                                       -----------
                                                         1,646,875
                                                       -----------

                Utilities - 1.32%

    250,000     National Rural Utilities,
                Collateral Trust 6.13%, 05/15/05....       260,937
    250,000     National Rural Utilities,
                Collateral Trust 5.75%, 11/01/08....       250,000
    250,000     Potomac Electric Power Co.
                First Mortgage
                6.50%, 09/15/05.....................       262,812
    250,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07.....................       260,000
                                                       -----------
                                                         1,033,749
                                                       -----------

                Technology - 1.05%

    100,000     International Business Machines Corp.
                6.22%, 08/01/27.....................       106,125
    500,000     International Business Machines Corp.
                Senior Note
                6.38% 06/15/00......................       508,750

                       See Notes to Financial Statements.

                Asset Allocation Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------
                Technology (continued)

$   100,000     Lucent Technologies
                5.50%, 11/15/08.....................   $   100,750
    100,000     Xerox Corp.
                7.20%, 04/01/16.....................       109,750
                                                       -----------
                                                           825,375
                                                       -----------

                Industrial - 0.84%

    280,000     Boeing Co.
                8.88%, 09/15/99.....................       287,000
    250,000     ICI Wilmington, Inc.
                6.95%, 09/15/04.....................       257,813
    100,000     Parker Hannifan Corp.
                7.30%, 05/15/11.....................       114,875
                                                       -----------
                                                           659,688
                                                       -----------

                Merchandising and Retail - 0.80%

    100,000     The May Department Stores Co.
                7.45%, 10/15/16.....................       111,375
    250,000     Rite Aid Corp.
                6.70%, 12/15/01.....................       257,500
    250,000     Wal-Mart Stores, Senior Note
                6.75%, 05/15/02.....................       262,500
                                                       -----------
                                                           631,375
                                                       -----------

                Oil, Gas and Petroleum - 0.72%

    200,000     Occidental Petroleum Corp., MTN
                6.75%, 09/16/99.....................       201,500
    200,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11.....................       261,250
    100,000     Union Oil Co. of California, MTN
                Guaranteed: Unocal Corp.
                6.70%, 10/15/07.....................       101,250
                                                       -----------
                                                           564,000
                                                       -----------

                Telecommunications - 0.39%

    300,000     Northern Telecom, Ltd.
                Yankee Note
                6.00%, 09/01/03.....................       306,000
                                                       -----------

                Basic Materials - 0.32%

    250,000     Minnesota Mining & Manufacturing Co.
                Debenture
                6.38%, 02/15/28.....................       252,187
                                                       -----------

                Transportation - 0.26%

$   200,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 02/15/16.....................   $   208,500
                                                       -----------
                Total Corporate Notes and Bonds.....    15,785,354
                (Cost $15,422,419)                     -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.78%

                U.S. Treasury Bonds - 8.25%

    205,000     12.00%, 08/15/13....................       313,045
  1,250,000     7.50%, 11/15/16.....................     1,553,263
    100,000     7.88%, 02/15/21.....................       131,560
    250,000     8.00%, 11/15/21.....................       334,337
    450,000     7.25%, 08/15/22.....................       559,620
    450,000     7.63%, 11/15/22.....................       584,829
    400,000     7.13%, 02/15/23.....................       492,387
  1,740,000     6.50%, 11/15/26.....................     2,027,953
    425,000     6.38%, 08/15/27.....................       487,730
                                                       -----------
                                                         6,484,724
                                                       -----------

                U.S. Treasury Notes - 6.36%

    250,000     5.88%, 11/30/01.....................       258,560
    550,000     5.50%, 02/28/03.....................       566,594
    245,000     5.75%, 04/30/03.....................       255,030
    750,000     5.75%, 08/15/03.....................       783,548
  1,050,000     7.50%, 02/15/05.....................     1,202,785
    900,000     7.00%, 07/15/06.....................     1,027,530
    360,000     6.50%, 10/15/06.....................       400,532
    500,000     4.75%, 11/15/08.....................       503,890
                                                       -----------
                                                         4,998,469
                                                       -----------

                Government National
                Mortgage Association - 1.76%

    493,263     6.50%, 05/15/13, Pool #473566.......       502,512
     50,039     7.00%, 11/15/13, Pool #780921.......        51,274
     53,424     9.00%, 12/15/17, Pool #780201.......        57,380
    266,535     6.50%, 05/15/24, Pool #780168.......       269,449
    248,337     7.00%, 12/15/27, Pool #461177.......       254,079
    245,917     7.00%, 04/15/28, Pool #780773.......       251,679
                                                       -----------
                                                         1,386,373
                                                       -----------

                Federal National
                Mortgage Association - 1.21%

    745,522     7.00%, 12/01/12, Pool #251339.......       761,365
    100,000     8.18%, 04/15/24, MTN................       100,829
     87,786     6.50%, 02/01/27, Pool #371680.......        88,389
                                                       -----------
                                                           950,583
                                                       -----------

                       See Notes to Financial Statements.

                Asset Allocation Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

                                                         Value
 Par Value                                              (Note 2)
 ---------                                              --------
                Other Government Agency Bonds - 0.68%

$   500,000     A.I.D. Israel, Series 8-C
                Guaranteed: U.S. Government
                6.63%, 08/15/03.....................   $   533,250
                                                       -----------

                Federal Home Loan
                Mortgage Corporation - 0.52%

    204,273     7.00%, 01/01/27, Pool #D77482, Gold.       208,295
    200,000     6.50%, 12/01/28, Pool #C18811.......       201,500
                                                       -----------
                                                           409,795
                                                       -----------
                Total U.S. Government and
                Agency Obligations..................    14,763,194
                (Cost $14,242,055)                     -----------

ASSET-BACKED AND
MORTGAGE-BACKED SECURITIES - 0.64%

    250,000     Discover Card Master Trust
                Series 1998-4, Class A
                5.75%, 10/16/03.....................       252,597
    150,000     First USA Credit Card Master Trust
                Series 1998-9, Class A
                5.28%, 09/18/06.....................       149,016
     29,863     NationsBank Auto Owner Trust
                Series 1996-A, Class A3
                6.38%, 07/15/00.....................        29,909
     67,308     Rural Housing Trust, CMO
                Series 1987-1, Class D
                6.33%, 04/01/26.....................        67,675
                                                       -----------
                Total Asset-Backed and
                Mortgage-Backed Securities..........       499,197
                (Cost $494,473)                        -----------

                                                         Value
   Shares                                               (Note 2)
 ---------                                              --------

CONVERTIBLE PREFERRED STOCK - 0.20%

      3,000     Loral Space and
                Communications, Ltd., 6.00% (A).....   $   156,750
                                                       -----------
                Total Convertible Preferred Stock...       156,750
                (Cost $162,772)                        -----------

  Par Value
  ---------

REPURCHASE AGREEMENT - 10.36%

$ 8,145,000     Chase Manhattan Bank
                4.50%, 01/04/99, dated 12/31/98
                Repurchase Price $8,149,072
                (Collateralized by U.S. Treasury Note
                9.25%, due 02/15/16;
                Total Par $5,660,000
                Market Value $8,341,298)............     8,145,000
                                                       -----------
                Total Repurchase Agreement..........     8,145,000
                (Cost $8,145,000)                      -----------

Total Investments - 99.25%..........................    77,995,965
(Cost $64,675,301)                                     -----------

Net Other Assets and Liabilities - 0.75%............       590,039
                                                       -----------
Net Assets - 100.00%................................   $78,586,004
                                                       ===========

------------------------------------------------------------------

*    Non-income producing security.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At December 31, 1998, this security amounted to $156,750 or 0.20% of total net assets.

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

MTN  Medium Term Note

                       See Notes to Financial Statements.

                High Quality Bond Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS
VIP FUND        December 31, 1998

                                                         Value
  Par Value                                             (Note 2)
 ---------                                              --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 66.50%

                U.S. Treasury Bonds - 23.94%

$   200,000     10.75%, 08/15/05....................   $   266,870
    150,000     12.00%, 08/15/13....................       229,058
    150,000     13.25%, 05/15/14....................       248,268
    415,000     7.50%, 11/15/16.....................       515,683
    325,000     7.88%, 02/15/21.....................       427,570
    200,000     8.13%, 08/15/21.....................       270,982
    400,000     8.00%, 11/15/21.....................       534,940
    675,000     7.25%, 08/15/22.....................       839,430
    250,000     7.13%, 02/15/23.....................       307,743
    500,000     6.50%, 11/15/26.....................       582,745
    945,000     6.38%, 08/15/27.....................     1,084,482
    240,000     6.13%, 11/15/27.....................       268,315
                                                       -----------
                                                         5,576,086
                                                       -----------

                U.S. Treasury Notes - 22.30%

    250,000     5.38%, 01/31/00.....................       251,995
    350,000     5.50%, 03/31/00.....................       353,671
    505,000     5.63%, 04/30/00.....................       511,262
    100,000     6.25%, 08/31/00.....................       102,556
    350,000     6.38%, 09/30/01.....................       365,586
     75,000     5.88%, 11/30/01.....................        77,568
    100,000     7.50%, 05/15/02.....................       108,702
    350,000     5.50%, 03/31/03.....................       360,612
    500,000     5.75%, 08/15/03.....................       522,365
    450,000     5.88%, 02/15/04.....................       475,015
    150,000     7.25%, 05/15/04.....................       168,081
    450,000     7.00%, 07/15/06.....................       513,765
    175,000     6.50%, 10/15/06.....................       194,703
    300,000     6.25%, 02/15/07.....................       329,988
    300,000     6.63%, 05/15/07.....................       338,202
    475,000     6.13%, 08/15/07.....................       519,997
                                                       -----------
                                                         5,194,068
                                                       -----------

                Federal National
                Mortgage Association - 6.03%

    700,000     5.10%, 09/25/00, MTN................       702,345
    500,000     7.55%, 06/10/04, Series SM-2004-F...       505,200
    191,285     7.00%, 12/01/12, Pool # 251339......       195,350
                                                       -----------
                                                         1,402,895
                                                       -----------

                Government National
                Mortgage Association - 5.54%

    248,322     6.50%, 10/15/13, Pool # 446759......       252,978
    346,583     7.00%, 07/20/22, Pool # 008022 (C)..       352,215
    278,212     7.00%, 10/15/27, Pool # 780651......       284,644
    391,646     7.00%, 04/15/28, Pool # 780773......       400,822
                                                       -----------
                                                         1,290,659
                                                       -----------

                Federal Home Loan
                Mortgage Corporation - 4.46%

$   295,365     7.00%, 11/01/13, Pool # E00586......   $   301,641
    236,827     6.50%, 10/15/23, Pool # 001990......       238,307
    495,000     6.50%, 12/01/28, Pool # C00689......       498,554
                                                       -----------
                                                         1,038,502
                                                       -----------

                Other Government Agency Bonds - 2.87%

    150,000     A.I.D. Israel, Series 8-C
                Guaranteed: U.S. Government
                6.63%, 08/15/03.....................       159,975
    200,000     A.I.D. State of Israel, Series 7-A
                Guaranteed: U.S. Government
                5.45%, 02/15/01.....................       202,126
    300,000     Tennessee Valley Authority Power Board
                Class 1993, Series C
                6.13%, 07/15/03.....................       306,750
                                                       -----------
                                                           668,851
                                                       -----------

                U.S Treasury Strips - 1.36%

    500,000     4.86%, 05/15/08 Interest only (A)...       316,920
                                                       -----------
                Total U.S. Government and
                Agency Obligations..................    15,487,981
                (Cost $14,974,697)                     -----------

CORPORATE NOTES AND BONDS - 25.36%

                Consumer Staples - 6.65%

    300,000     Heinz (H.J.) Co.
                Euro-Dollar Debenture
                5.75%, 02/03/03.....................       304,800
    440,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27.....................       503,800
    200,000     McDonald's Corp., Senior MTN
                5.95%, 01/15/08.....................       208,250
    400,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08.....................       407,000
    125,000     Sysco Corp., Debenture
                6.50%, 08/01/28.....................       125,625
                                                       -----------
                                                         1,549,475
                                                       -----------

                Finance - 8.20%

    500,000     Bank One Milwaukee
                National Association, MTN
                6.35%, 03/19/01.....................       511,875
    500,000     Ford Motor Credit Co., Senior Note
                6.50%, 02/28/02.....................       515,000
    150,000     General Electric Capital Corp.
                Series A, MTN
                5.89%, 05/15/00.....................       152,813
    400,000     Keycorp Institutional Capital Corp.
                Series A
                6.63%, 06/15/29
                Putable 06/01/99 (B)................       401,600

                       See Notes to Financial Statements.

                High Quality Bond Fund
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

                                                       Value
  Par Value                                          (Note 2)
 ---------                                           --------
                Finance (continued)

$   200,000     Private Export Funding Corp.
                6.49%, 07/15/07.....................   $   218,250
    100,000     SunTrust Bank Atlanta
                Subordinated Note, MTN
                7.25%, 09/15/06.....................       109,125
                                                       -----------
                                                         1,908,663
                                                       -----------

                Utilities - 5.17%

    400,000     GTE Florida, Inc., Debenture, Series A
                6.31%, 12/15/02.....................       414,000
    500,000     National Rural Utilities
                Collateral Trust
                6.38%, 10/15/04.....................       530,000
    100,000     National Rural Utilities
                Collateral Trust
                6.20%, 02/01/08.....................       103,625
    150,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07.....................       156,000
                                                       -----------
                                                         1,203,625
                                                       -----------

                Health Care - 3.03%

    400,000     Abbott Laboratories
                6.40%, 12/01/06.....................       428,500
    260,000     Merck & Co., Debenture
                6.40%, 03/01/28.....................       277,875
                                                       -----------
                                                           706,375
                                                       -----------

                Technology - 1.44%

    175,000     International Business
                Machines Corp., MTN
                5.95%, 06/02/03.....................       180,250
    100,000     International Business Machines Corp.
                Debenture
                6.22%, 08/01/27.....................       106,125
     50,000     Lucent Technologies
                5.50%, 11/15/08.....................        50,375
                                                       -----------
                                                           336,750
                                                       -----------

                Basic Materials - 0.87%

    200,000     Minnesota Mining &
                Manufacturing Co., Debenture
                6.38%, 02/15/28.....................       201,750
                                                       -----------
                Total Corporate Notes and Bonds.....     5,906,638
                (Cost $5,665,719)                      -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 4.95%

$   400,000     Citibank Credit Card Master Trust I
                Series 1998-6
                5.85%, 04/10/03.....................   $   403,872
    150,000     MBNA Master Credit Card Trust
                Series 1998-D, Class A
                5.80%, 12/15/05.....................       152,944
    256,215     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11.....................       256,374
    336,540     Rural Housing Trust 1987-1
                Series 1, Class D, CMO
                6.33%, 04/01/26.....................       338,374
                                                       -----------
                Total Asset-Backed and
                Mortgage-Backed Securities..........     1,151,564
                (Cost $1,141,395)                      -----------

REPURCHASE AGREEMENT - 1.80%

    420,000     Chase Manhattan Bank 4.50%, 01/04/99,
                dated 12/31/98 Repurchase Price
                $420,210 (Collateralized by U.S.
                Treasury Note 9.25%, due 02/15/16;
                Total Par $295,000 Market Value
                $430,230)...........................       420,000
                                                       -----------
                Total Repurchase Agreement .........       420,000
                (Cost $420,000)                        -----------

Total Investments - 98.61%..........................    22,966,183
(Cost $22,201,811)                                     -----------

Net Other Assets and Liabilities - 1.39%............       322,639
                                                       -----------
Net Assets - 100.00%................................   $23,288,822
                                                       ===========

--------------------------------------------------------------------------------

(A) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.

(B) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At December 31, 1998, this security amounted to $401,600 or 1.72% of net assets.

(C) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. The interest rate shown reflects the rate in effect at December 31, 1998.

CMO  Collateralized Mortgage Obligation

MTN  Medium Term Note

                       See Notes to Financial Statements.

                Columbia High Yield Fund II
THE GALAXY      PORTFOLIO OF INVESTMENTS
VIP FUND        December 31, 1998

                                                         Value
  Par Value                                             (Note 2)
 ---------                                              --------
CORPORATE NOTES AND BONDS - 96.10%

                Capital Goods - 28.19%

$   100,000     AES Corp.
                Senior Subordinated Notes
                8.38%, 08/15/07.....................   $    99,750
     15,000     Aviation Sales
                Senior Subordinated Notes
                8.13%, 02/15/08 (A).................        14,887
     40,000     Federal-Mogul Corp.
                7.75%, 07/01/06.....................        40,200
     35,000     Hayes Wheels International, Inc.
                Series B
                9.13%, 07/15/07.....................        36,400
    100,000     Newpark Resources, Inc.
                Series B
                8.63%, 12/15/07.....................       100,000
     40,000     Rental Services Corp.
                Senior Subordinated Notes
                9.00%, 05/15/08 (A).................        39,850
     35,000     Silgan Holdings, Inc.
                Senior Subordinated Debentures
                9.00%, 06/01/09.....................        35,875
    100,000     Titan Wheel International, Inc.
                Senior Subordinated Notes
                8.75%, 04/01/07.....................        96,250
    100,000     United Stationers Supply
                Senior Subordinated Notes
                8.38%, 04/15/08 (A).................       100,375
    100,000     Westpoint Stevens, Inc.
                Senior Notes
                7.88%, 06/15/05 (A).................       102,750
     25,000     Wyman-Gordon Co.
                Senior Notes
                8.00%, 12/15/07.....................        25,313
                                                       -----------
                                                           691,650
                                                       -----------

                Communication - 23.39%

     35,000     Adelphia Communications
                Senior Notes, Series B
                10.50%, 07/15/04....................        38,325
    140,000     Century Communications
                Senior Notes
                8.64%, 03/15/03 (B).................       103,600
     35,000     Comcast Corp.
                Senior Subordinated Debentures
                9.50%, 01/15/08.....................        37,100
     25,000     Jacor Communications Co.
                Series B
                8.75%, 06/15/07.....................        26,281
     25,000     Jones Intercable, Inc.
                Senior Notes
                8.88%, 04/01/07.....................        27,188
     50,000     Lenfest Communications
                Senior Notes
                8.38%, 11/01/05.....................        54,125

                Communication (continued)

$   100,000     Level 3 Communications, Inc.
                Senior Notes
                9.13%, 05/01/08 (A).................   $    99,500
     50,000     Nextlink Communications
                Senior Discount Note
                9.45%, (0% until 2003) 04/15/08 (A).        28,625
    100,000     Sinclair Broadcasting Group
                Senior Subordinated Notes
                8.75%, 12/15/07.....................       101,000
     50,000     Unisys Corp.
                Senior Notes
                11.75%, 10/15/04....................        58,125
                                                       -----------
                                                           573,869
                                                       -----------

                Consumer Cyclical - 22.33%

    100,000     Hollinger International Publishing
                8.63%, 03/15/05.....................       106,125
    115,000     Lamar Advertising Co.
                9.63%, 12/01/06.....................       124,631
     50,000     Nortek, Inc.
                Senior Notes
                8.88%, 08/01/08 (A).................        50,875
    100,000     Outdoor Systems, Inc.
                Senior Subordinated Notes
                9.38%, 10/15/06.....................       108,375
     50,000     Protection One Alarm
                Senior Notes
                7.38%, 08/15/05 (A).................        51,750
     10,000     Specialty Retailers, Inc.
                Series B
                8.50%, 07/15/05.....................         9,000
    100,000     Zale Corp.
                Senior Notes, Series B
                8.50%, 10/01/07.....................        97,250
                                                       -----------
                                                           548,006
                                                       -----------

                Utilities - 6.72%

     15,000     CMS Energy Corp.
                Coupon Pass-Through Certificates
                7.00%, 01/15/05.....................        15,169
    100,000     Flag, Ltd.
                Senior Notes
                8.25%, 01/30/08 (A).................        98,750
     50,000     Niagara Mohawk Power
                Senior Notes, Series D
                7.25%, 10/01/02.....................        50,938
                                                       -----------
                                                           164,857
                                                       -----------

                       See Notes to Financial Statements.

                Columbia High Yield Fund II
THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
VIP FUND        December 31, 1998

                                                          Value
  Par Value                                              (Note 2)
  ---------                                              --------
                Health Care - 6.60%

$    40,000     Conmed Corp.
                9.00%, 03/15/08.....................   $    38,950
     35,000     HEALTHSOUTH Corp.
                Senior Subordinated Notes
                9.50%, 04/01/01.....................        36,269
     25,000     Quorum Health Group, Inc.
                Senior Subordinated Notes
                8.75%, 11/01/05.....................        24,500
     10,000     Tenet Healthcare Corp.
                Senior Notes
                8.63%, 12/01/03.....................        10,475
     50,000     Tenet Healthcare Corp.
                Senior Subordinated Notes
                8.13%, 12/01/08 (A).................        51,812
                                                       -----------
                                                           162,006
                                                       -----------

                Basic Materials - 4.68%

    100,000     Ball Corp.
                Senior Notes
                7.75%, 08/01/06 (A).................       105,250
     10,000     Webb (Del E.)
                Senior Subordinated Debentures
                9.00%, 02/15/06.....................         9,725
                                                       -----------
                                                           114,975
                                                       -----------

                Consumer Staples - 3.17%

     25,000     Cinemark USA, Inc.
                Senior Subordinated Notes, Series B
                9.63%, 08/01/08.....................        26,250
     50,000     Purina Mills, Inc.
                Senior Subordinated Notes
                9.00%, 03/15/10 (A).................        51,500
                                                       -----------
                                                            77,750
                                                       -----------

                Transportation - 1.02%

     25,000     Teekay Shipping Corp.
                Yankee Notes
                8.32%, 02/01/08.....................        24,906
                                                       -----------
                Total Corporate Notes and Bonds.....     2,358,019
                (Cost $2,299,224)                      -----------

                                                         Value
   Shares                                               (Note 2)
   -------                                              --------

INVESTMENT COMPANY - 2.12%

     52,077     Vista U.S. Government Money Market..   $    52,077
                                                       -----------
                Total Investment Company............        52,077
                (Cost $52,077)                         -----------

Total Investments - 98.22%..........................     2,410,096
(Cost $2,351,301)                                      -----------

Net Other Assets and Liabilities - 1.78%............        43,598
                                                       -----------
Net Assets - 100.00%................................   $ 2,453,694
                                                       ===========

--------------------------------------------------------------------------------

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $795,924 or 32.44% of net assets.

(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

                       See Notes to Financial Statements.

THE GALAXY      STATEMENTS OF ASSETS AND LIABILITIES
VIP FUND        December 31, 1998

                                                Money Market             Equity              Growth and        Small Company
                                                    Fund                  Fund               Income Fund        Growth Fund
                                                 -----------           -----------           -----------        ----------
ASSETS:

   Investments (Note 2):
     Investments at cost....................     $16,908,792           $68,259,902           $ 7,237,710        $1,012,179
     Repurchase Agreement...................              --               995,000                    --                --
     Net unrealized appreciation (depreciation)           --            23,431,754               411,168            61,114
                                                 -----------           -----------           -----------        ----------

       Total investments at value...........      16,908,792            92,686,656             7,648,878         1,073,293
   Cash.....................................             843                24,528               726,730            29,534
   Receivable for investments sold..........              --                    --                    --            30,355
   Receivable for shares sold...............              --                    --                    --             1,666
   Interest and dividend receivable.........              --                46,815                10,093                35
   Receivable from Investment Advisor (Note 4)            --                    --                 6,883            22,792
   Deferred organizational expense (Note 2).              --                    --                 9,176             9,441
                                                 -----------           -----------           -----------        ----------
     Total Assets...........................      16,909,635            92,757,999             8,401,760         1,167,116
                                                 -----------           -----------           -----------        ----------

LIABILITIES:

   Payable for investments purchased........              --                    --               726,620             6,094
   Payable to custodian.....................              --                    --                    --                --
   Payable for shares repurchased...........          49,032                    --                17,485                --
   Advisory fee payable (Notes 3 & 4).......           2,193                56,867                    --                --
   Payable to Administrator (Notes 3 & 4)...             817                 6,358                 2,234               150
   Trustees' fees and expenses payable (Note 3)        2,387                 2,236                   103                84
   Accrued expenses and other payables......          33,966                72,632                18,568            18,115
                                                 -----------           -----------           -----------        ----------
     Total Liabilities......................          88,395               138,093               765,010            24,443
                                                 -----------           -----------           -----------        ----------
NET ASSETS..................................     $16,821,240           $92,619,906           $ 7,636,750        $1,142,673
                                                 ===========           ===========           ===========        ==========

NET ASSETS consist of:
   Par value (Note 5).......................     $    16,821           $     4,824           $       739        $      128
   Paid-in capital in excess of par value...      16,804,259            68,015,141             7,252,839         1,153,577
   Undistributed (overdistributed) net
     investment income......................             263                    --                    --                --
   Accumulated net realized gain (loss)
     on investments sold....................            (103)            1,168,187               (27,996)          (72,146)
   Net unrealized appreciation (depreciation)
     of investments.........................              --            23,431,754               411,168            61,114
                                                 -----------           -----------           -----------        ----------
TOTAL NET ASSETS............................     $16,821,240           $92,619,906           $ 7,636,750        $1,142,673
                                                 ===========           ============          ===========        ==========

Shares of beneficial interest outstanding...      16,821,080             4,823,679               738,837           128,033

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding)........     $      1.00           $     19.20           $     10.34        $     8.92
                                                 ===========           ===========           ===========        ==========

                        See Notes to Financial Statements

    Columbia Real Estate    Asset Allocation        High Quality          Columbia High
       Equity Fund II             Fund                Bond Fund           Yield Fund II
     -----------------     -----------------     -----------------     -----------------

        $852,410              $56,530,301           $21,781,811           $2,351,301
              --                8,145,000               420,000                   --
         (79,468)              13,320,664               764,372               58,795
        --------              -----------           -----------           ----------
         772,942               77,995,965            22,966,183            2,410,096
           7,195                  162,881                 2,537                   --
              --                       --                    --                   --
           9,576                       57                 3,414                4,576
           5,695                  526,242               346,911               45,815
           3,597                       --                    --                1,877
           9,170                       --                    --                9,170
        --------              -----------           -----------           ----------
         808,175               78,685,145            23,319,045            2,471,534
        --------              -----------           -----------           ----------



           7,180                       --                    --                   --
              --                       --                    --                  262
              --                       75                   185                   --
              --                   48,208                   175                   --
           2,276                    9,530                 2,754                1,040
              85                    1,878                 2,430                   89
          14,618                   39,450                24,679               16,449
        --------              -----------           -----------           ----------
          24,159                   99,141                30,223               17,840
        --------              -----------           -----------           ----------
        $784,016              $78,586,004           $23,288,822           $2,453,694
        ========              ===========           ===========           ==========


        $     89              $     4,800           $     2,176           $      237
         861,761               65,513,941            22,500,758            2,389,725

           3,141                       --                 5,159                1,854

          (1,507)                (253,401)               16,357                3,083

         (79,468)              13,320,664               764,372               58,795
        --------              -----------           -----------           ----------
        $784,016              $78,586,004           $23,288,822           $2,453,694
        ========              ===========           ===========           ==========

          89,245                4,799,857             2,175,866              236,838



        $   8.78              $     16.37           $     10.70           $    10.36
        ========              ===========           ===========           ==========


THE GALAXY      STATEMENTS OF OPERATIONS
VIP FUND        For the Year Ended December 31, 1998

                                                 Money Market           Equity            Growth and        Small Company
                                                     Fund                Fund            Income Fund(1)     Growth Fund(2)
                                                 -----------        -------------         -----------         ----------
INVESTMENT INCOME:
   Interest  (Note 2) .........................  $   906,755        $     636,826         $    26,966         $    4,155
   Dividends (Note 2) .........................           --              696,302              49,588                553
                                                 -----------        -------------         -----------         ----------
     Total investment income ..................      906,755            1,333,128              76,554              4,708
                                                 -----------        -------------         -----------         ----------

EXPENSES:
   Investment advisory fees (Note 3) ..........       65,950              601,685              26,269              3,708
   Administration fees (Note 3) ...............       14,014               68,191               2,977                423
   Custody fees ...............................       19,395               16,011              17,625             20,493
   Fund accounting fees (Note 3) ..............       25,651               37,615              21,787             21,501
   Legal fees .................................       13,172               58,790               4,880              3,356
   Audit fees .................................       11,867               12,107              10,443              9,750
   Trustees' fees (Note 3) ....................          370                1,638                 134                 85
   Amortization of organization costs (Note 2)           293                  133               1,824              1,559
   Reports to shareholders ....................       10,068               45,631               4,193              2,932
   Miscellaneous ..............................          523                2,218                 209                136
                                                 -----------        -------------         -----------         ----------
     Total expenses before reimbursement/waiver      161,303              844,019              90,341             63,943
     Less: reimbursement/waiver (Note 4) ......      (71,119)                  --             (37,806)           (55,990)
                                                 -----------        -------------         -----------         ----------
     Total expenses net of reimbursement/waiver       90,184              844,019              52,535              7,953
                                                 -----------        -------------         -----------         ----------
NET INVESTMENT INCOME (LOSS) ..................      816,571              489,109              24,019             (3,245)
                                                 -----------        -------------         -----------         ----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold           --           19,517,742             (27,996)           (72,146)
   Net change in unrealized
   appreciation (depreciation) of investments .           --           (2,709,366)            411,168             61,114
                                                 -----------        -------------         -----------         ----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS ....................           --           16,808,376             383,172            (11,032)
                                                 -----------        -------------         -----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .....................  $   816,571        $  17,297,485         $   407,191         $  (14,277)
                                                 ===========        =============         ===========         ==========

--------------------------------------------------------------------------------
(1) The Fund commenced operations on March 4, 1998.

(2) The Fund commenced operations on April 17, 1998.

(3) The Fund commenced operations on March 3, 1998.

                        See Notes to Financial Statements

    Columbia Real Estate    Asset Allocation        High Quality          Columbia High
      Equity Fund II(3)           Fund                Bond Fund         Yield Fund II(3)
     -----------------     -----------------     -----------------     -----------------
           $  3,265           $ 1,984,199           $1,080,214              $102,581
             26,598               318,493                   --                 1,898
           --------           -----------           ----------              --------
             29,863             2,302,692            1,080,214               104,479
           --------           -----------           ----------              --------


              3,545               458,849               97,551                 8,055
                402                52,003               15,078                 1,141
              8,088                23,159               15,905                 8,173
             21,987                38,668               30,642                22,533
              2,219                38,237               12,639                 3,707
             10,719                12,107               13,164                10,694
                 90                 1,108                  362                    99
              1,830                   329                  186                 1,830
                576                30,025                9,847                   708
                144                 1,530                  509                   156
           --------           -----------           ----------              --------
             49,600               656,015              195,883                57,096
            (41,560)                   --             (100,843)              (35,619)
           --------           -----------           ----------              --------
              8,040               656,015               95,040                21,477
           --------           -----------           ----------              --------
             21,823             1,646,677              985,174                83,002
           --------           -----------           ----------              --------




             (1,622)              668,851              273,906                26,477

            (79,468)            7,770,082              394,647                58,795
           --------           -----------           ----------              --------


            (81,090)            8,438,933              668,553                85,272
           --------           -----------           ----------              --------


           $(59,267)          $10,085,610           $1,653,727              $168,274
           ========           ===========           ==========              ========


THE GALAXY
VIP FUND         STATEMENTS OF CHANGES IN NET ASSETS

                                                             Money Market Fund                        Equity Fund
                                                     -------------------------------          -----------------------------
                                                                Years Ended                           Years Ended
                                                                December 31,                          December 31,
                                                         1998                1997                 1998             1997
                                                     ------------        -----------          -----------       -----------
NET ASSETS at beginning of period                    $ 15,329,905        $16,295,291          $69,862,961       $46,241,851
                                                     ------------        -----------          -----------       -----------

Increase (decrease) in Net Assets resulting
from operations:
   Net investment income (loss)                           816,571            753,999              489,109          704,278
   Net realized gain (loss) on investments sold                --                  5           19,517,742           95,675
   Net change in unrealized appreciation
      (depreciation) of investments                            --                 --           (2,709,366)      12,942,969
                                                     ------------        -----------          -----------      -----------
      Net increase (decrease) in net assets
         resulting from operations                        816,571            754,004           17,297,485       13,742,922
                                                     ------------        -----------          -----------      -----------

Dividends to shareholders from:
   Net investment income                                 (816,592)          (753,999)            (505,469)        (687,918)
   In excess of net investment income                          --                 --                   --               --
   Net realized gain on investments                            --                 --          (18,138,988)              --
   In excess of net realized gain on investments               --                 --                   --               --
                                                     ------------        -----------          -----------      -----------
      Total Dividends                                    (816,592)          (753,999)         (18,644,457)        (687,918)
                                                     ------------        -----------          -----------      -----------

Share Transactions:
   Net proceeds from sale of shares                    12,419,269          7,556,021           12,269,094       13,908,741
   Issued to shareholders in reinvestment of
      dividends                                           816,592            753,997           18,644,457          687,918
   Cost of shares repurchased                         (11,744,505)        (9,275,409)          (6,809,634)      (4,030,553)
                                                     ------------        -----------          -----------      -----------
      Net increase (decrease) from share
         transactions                                   1,491,356           (965,391)          24,103,917       10,566,106
                                                     ------------        -----------          -----------      -----------
      Net increase (decrease) in net assets             1,491,335           (965,386)          22,756,945       23,621,110
                                                     ------------        -----------          -----------      -----------

NET ASSETS at end of period
(including line A)                                   $ 16,821,240        $15,329,905          $92,619,906      $69,862,961
                                                     ============        ===========          ===========      ===========
(A) Undistributed (overdistributed) net
      investment income                              $        263        $       284          $        --      $   16,360
                                                     ============        ===========          ===========      ===========
OTHER INFORMATION:
Share Transactions:
   Sold                                                12,419,269          7,556,021              581,676          765,837
   Issued to shareholders in reinvestment of
    dividends                                             816,592            753,997            1,012,617           37,145
   Repurchased                                        (11,744,505)        (9,275,409)            (321,065)        (221,254)
                                                     ------------        -----------          -----------      -----------
      Net increase (decrease) in shares outstanding     1,491,356           (965,391)           1,273,228          581,728
                                                     ============        ===========          ===========      ===========

--------------------------------------------------------------------------------

(1)  The Fund commenced operations on March 4, 1998.

(2)  The Fund commenced operations on April 17, 1998.

(3)  The Fund commenced operations on March 3, 1998.

(a)  Amount represents initial seed money.

                        See Notes to Financial Statements

Growth and Income      Small Company      Columbia Real Estate             Asset Allocation
     Fund(1)           Growth Fund(2)       Equity Fund II(3)                    Fund
------------------   -----------------    --------------------    --------------------------------
  Period ended          Period ended          Period ended                    Years ended
  December 31,          December 31,          December 31,                   December 31,
      1998                  1998                  1998                  1998             1997
---------------       ---------------       ---------------       ---------------     ------------
   $       10(a)       $       10(a)          $250,000(a)          $42,535,206        $24,114,119
   ----------          ----------             --------             -----------        -----------



       24,019              (3,245)              21,823               1,646,677            912,010
      (27,996)            (72,146)              (1,622)                668,851          2,548,910

      411,168              61,114              (79,468)              7,770,082          1,884,101
   ----------          ----------             --------             -----------        -----------

      407,191             (14,277)             (59,267)             10,085,610          5,345,021
   ----------          ----------             --------             -----------        -----------


      (24,019)                 --              (20,397)             (1,658,095)          (897,607)
       (2,926)               (666)                  --                  (7,406)                --
           --                  --                   --                (954,596)        (2,452,737)
           --                  --                   --                (241,887)                --
   ----------          ----------             --------             -----------        -----------
      (26,945)               (666)             (20,397)             (2,861,984)        (3,350,344)
   ----------          ----------             --------             -----------        -----------


    7,580,935           1,167,022              643,056              29,289,514         15,999,740
       26,945                 666               20,397               2,861,984          3,350,344
     (351,386)            (10,082)             (49,773)             (3,324,326)        (2,923,674)
   ----------          ----------             --------             -----------        -----------
    7,256,494           1,157,606              613,680              28,827,172         16,426,410
   ----------          ----------             --------             -----------        -----------
    7,636,740           1,142,663              534,016              36,050,798         18,421,087
   ----------          ----------             --------             -----------        -----------

   $7,636,750          $1,142,673             $784,016             $78,586,004        $42,535,206
   ==========          ==========             ========             ===========        ===========


   $       --          $       --             $  3,141             $        --        $    14,468
   ==========          ==========             ========             ===========        ===========




      773,404             129,312               67,305               1,909,181          1,090,906
        2,801                  73                2,377                 182,716            232,254
      (37,369)             (1,353)              (5,437)               (217,344)          (201,877)
   ----------          ----------             --------             -----------        -----------
      738,836             128,032               64,245               1,874,553          1,121,283
   ==========          ==========             ========             ===========        ===========

THE GALAXY
VIP FUND        STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                              High Quality                     Columbia High
                                                                                Bond Fund                    Yield Fund II(1)
                                                                  -----------------------------------       ------------------
                                                                               Years ended                     Period ended
                                                                              December 31,                     December 31,
                                                                        1998                1997                   1998
                                                                  ----------------    ---------------       ------------------
NET ASSETS at beginning of period.............................    $ 14,457,126        $11,814,065           $   250,000(a)
                                                                  ------------        -----------           -----------

Increase in Net Assets resulting from operations:
     Net investment income....................................         985,174            698,478                83,002
     Net realized gain on investments sold....................         273,906            115,244                26,477
     Net change in unrealized appreciation of investments.....         394,647            271,208                58,795
                                                                  ------------        -----------           -----------
         Net increase in net assets
              resulting from operations.......................       1,653,727          1,084,930               168,274
                                                                  ------------        -----------           -----------

Dividends to shareholders from:
     Net investment income....................................        (985,105)          (698,466)              (82,994)
     Net realized gain on investments.........................              --                 --               (23,378)
                                                                  ------------        -----------           -----------
         Total Dividends......................................        (985,105)          (698,466)             (106,372)
                                                                  ------------        -----------           -----------

Share Transactions:
     Net proceeds from sale of shares.........................       8,645,811          3,442,357             2,822,796
     Issued to shareholders in reinvestment of dividends......         985,105            698,466               106,372
     Cost of shares repurchased...............................      (1,467,842)        (1,884,226)             (787,376)
                                                                  ------------        -----------           -----------
         Net increase from share transactions.................       8,163,074          2,256,597             2,141,792
                                                                  ------------        -----------           -----------
         Net increase in net assets...........................       8,831,696          2,643,061             2,203,694
                                                                  ------------        -----------           -----------

NET ASSETS at end of period (including line A)................    $ 23,288,822        $14,457,126           $ 2,453,694
                                                                  ============        ===========           ===========

(A) Undistributed net investment income.......................    $      5,159        $     4,934           $     1,854
                                                                  ============        ===========           ===========

OTHER INFORMATION:
Share Transactions:
     Sold.....................................................         817,807            338,747               278,284
     Issued to shareholders in reinvestment of dividends......          93,544             69,508                10,351
     Repurchased..............................................        (137,176)          (188,923)              (76,797)
                                                                  ------------        -----------           -----------
         Net increase in shares outstanding...................         774,175            219,332               211,838
                                                                  ============        ===========           ===========

--------------------------------------------------------------------------------

(1)  The Fund commenced operations on March 3, 1998.

(a)  Amount represents initial seed money.

                        See Notes to Financial Statements

                Money Market Fund
THE GALAXY      FINANCIAL HIGHLIGHTS
VIP FUND        For a Share Outstanding Throughout Each Period

                                                                                 Years ended December 31,
                                                          --------------------------------------------------------------------
                                                           1998               1997         1996              1995       1994
                                                          -------           -------       -------           -------    -------
Net Asset Value, Beginning of Period..........            $  1.00           $  1.00       $  1.00           $  1.00    $  1.00
                                                          -------           -------       -------           -------    -------
Income from Investment Operations:
   Net investment income (A)..................               0.05              0.05          0.05              0.05       0.04
   Net realized and unrealized
     gain (loss) on investments...............                 --             --             --                  --         --
                                                          -------           -------       -------           -------    -------
     Total from Investment Operations.........               0.05              0.05          0.05              0.05       0.04
                                                          -------           -------       -------           -------    -------

Less Dividends:
   Dividends from net investment income.......              (0.05)            (0.05)        (0.05)            (0.05)     (0.04)
   Dividends from net realized capital gains..                 --                --            --                --         --
                                                          -------           -------       -------           -------    -------
     Total Dividends..........................              (0.05)            (0.05)        (0.05)            (0.05)     (0.04)
                                                          -------           -------       -------           -------    -------

Net increase (decrease) in net asset value....                 --                --            --                --         --
                                                          -------           -------       -------           -------    -------
Net Asset Value, End of Period................            $  1.00           $  1.00       $  1.00           $  1.00    $  1.00
                                                          =======           =======       =======           =======    =======

Total Return .................................               5.16%             4.99%         4.91%             5.38%      3.89%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).............            $16,821           $15,330       $16,295           $17,925    $13,276
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.....................               4.95%             4.88%         4.80%             5.25%      3.85%
   Operating expenses including
     reimbursement/waiver.....................               0.55%             0.67%         0.60%             0.63%      0.42%
   Operating expenses excluding
     reimbursement/waiver.....................               0.98%             1.12%         1.02%             1.11%      1.21%

--------------------------------------------------------------------------------

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 was $0.05, $0.05, $0.05, $0.05 and $0.03,
     respectively.

                        See Notes to Financial Statements

                Equity Fund
THE GALAXY      FINANCIAL HIGHLIGHTS
VIP FUND        For a Share Outstanding Throughout Each Period

                                                                                  Years ended December 31,
                                                          --------------------------------------------------------------------
                                                            1998               1997        1996           1995          1994
                                                          -------            -------      -------        -------       -------
Net Asset Value, Beginning of Period                       $19.68             $15.58       $12.99         $10.40        $10.25
                                                          -------            -------      -------        -------       -------
Income from Investment Operations:
   Net investment income (A)                                 0.13               0.21         0.19           0.18          0.20
   Net realized and unrealized
     gain on investments                                     4.25               4.10         2.59           2.59          0.15
                                                          -------            -------      -------        -------       -------
     Total from Investment Operations                        4.38               4.31         2.78           2.77          0.35
                                                          -------            -------      -------        -------       -------

Less Dividends:
   Dividends from net investment income                     (0.13)             (0.21)       (0.19)         (0.18)        (0.20)
   Dividends from net realized capital gains                (4.73)                --           --             --            --
                                                          -------            -------      -------        -------       -------
     Total Dividends                                        (4.86)             (0.21)       (0.19)         (0.18)        (0.20)
                                                          -------            -------      -------        -------       -------

Net increase (decrease) in net asset value                  (0.48)              4.10         2.59           2.59          0.15
                                                          -------            -------      -------        -------       -------
Net Asset Value, End of Period                             $19.20             $19.68       $15.58         $12.99        $10.40
                                                          =======            =======      =======        =======       =======


Total Return                                                23.52%             27.74%       21.49%         26.76%         3.47%


Ratios/Supplemental Data:
Net Assets, End of Period (000's)                         $92,620            $69,863      $46,242        $30,826       $19,391
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver                                    0.61%              1.20%        1.34%          1.55%         2.06%
   Operating expenses including
     reimbursement/waiver                                    1.05%              1.08%        1.10%          1.21%         0.71%
   Operating expenses excluding
     reimbursement/waiver                                    1.05%              1.08%        1.10%          1.24%         1.42%
Portfolio Turnover Rate                                        75%                 1%           8%             3%            2%

--------------------------------------------------------------------------------

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 was $0.13, $0.21, $0.19, $0.18 and
       $0.13, respectively.

                        See Notes to Financial Statements

                Growth and Income Fund
THE GALAXY      FINANCIAL HIGHLIGHTS
VIP FUND        For a Share Outstanding Throughout The Period

                                                               Period ended
                                                               December 31,
                                                                  1998(1)
                                                              --------------
Net Asset Value, Beginning of Period..........................    $10.00
                                                                  ------
Income from Investment Operations:
   Net investment income (A)..................................      0.05
   Net realized and unrealized gain on investments............      0.34
                                                                  ------
     Total from Investment Operations.........................      0.39
                                                                  ------
Less Dividends:
   Dividends from net investment income.......................     (0.05)
   Dividends in excess of net investment income...............        --(2)
   Dividends from net realized capital gains..................        --
                                                                  ------
     Total Dividends..........................................     (0.05)
                                                                  ------

Net increase in net asset value...............................      0.34
                                                                  ------
Net Asset Value, End of Period................................    $10.34
                                                                  ======

Total Return .................................................      3.72%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................    $7,637
Ratios to average net assets:
   Net investment income including reimbursement/waiver.......      0.69%*
   Operating expenses including reimbursement/waiver..........      1.50%*
   Operating expenses excluding reimbursement/waiver..........      2.58%*
Portfolio Turnover Rate.......................................        30%**

--------------------------------------------------------------------------------

*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on March 4, 1998.

(2)  Amount is less than $0.005 per share.

(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended December 31, 1998 was $(0.03).

                        See Notes to Financial Statements

                Small Company Growth Fund
THE GALAXY      FINANCIAL HIGHLIGHTS
VIP FUND        For a Share Outstanding Throughout The Period

                                                                   Period ended
                                                                   December 31,
                                                                      1998(1)
                                                                  --------------
Net Asset Value, Beginning of Period..........................       $10.00
                                                                     -------
Income from Investment Operations:
   Net investment (loss) (A)..................................        (0.02)
   Net realized and unrealized (loss) on investments..........        (1.05)
                                                                     -------
     Total from Investment Operations.........................        (1.07)
                                                                     -------

Less Dividends:
   Dividends from net investment income.......................           --
   Dividends in excess of net investment income...............        (0.01)
   Dividends from net realized capital gains..................           --
                                                                     -------
     Total Dividends..........................................        (0.01)
                                                                     -------

Net (decrease) in net asset value.............................        (1.08)
                                                                     -------
Net Asset Value, End of Period................................       $ 8.92
                                                                     =======

Total Return .................................................       (10.68)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................       $1,143
Ratios to average net assets:
   Net investment (loss) including reimbursement/waiver.......        (0.65)%*
   Operating expenses including reimbursement/waiver..........         1.60%*
   Operating expenses excluding reimbursement/waiver..........        12.86%*
Portfolio Turnover Rate.......................................           87%**

--------------------------------------------------------------------------------

*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on April 17, 1998.

(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended December 31, 1998 was $(0.36).

                        See Notes to Financial Statements

                Columbia Real Estate Equity Fund II
THE GALAXY      FINANCIAL HIGHLIGHTS
VIP FUND        For a Share Outstanding Throughout The Period

                                                                   Period ended
                                                                   December 31,
                                                                      1998(1)
                                                                  --------------
Net Asset Value, Beginning of Period..........................       $10.00
                                                                     -------
Income from Investment Operations:
   Net investment income (A)..................................         0.28
   Net realized and unrealized (loss) on investments..........        (1.24)
                                                                     -------
     Total from Investment Operations.........................        (0.96)
                                                                     -------

Less Dividends:
   Dividends from net investment income.......................        (0.26)
   Dividends from net realized capital gains..................           --
                                                                     -------
     Total Dividends..........................................        (0.26)
                                                                     -------

Net (decrease) in net asset value.............................        (1.22)
                                                                     -------
Net Asset Value, End of Period................................       $ 8.78
                                                                     =======


Total Return .................................................        (9.57)%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................       $  784
Ratios to average net assets:
   Net investment income including reimbursement/waiver.......         4.62%*
   Operating expenses including reimbursement/waiver..........         1.70%*
   Operating expenses excluding reimbursement/waiver..........        10.49%*
Portfolio Turnover Rate.......................................            3%**

--------------------------------------------------------------------------------

*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on March 3, 1998.

(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended December 31, 1998 was $(0.26).

                        See Notes to Financial Statements

                Asset Allocation Fund
THE GALAXY      FINANCIAL HIGHLIGHTS
VIP FUND        For a Share Outstanding Throughout Each Period

                                                                                    Years ended December 31,
                                                            ------------------------------------------------------------------------
                                                               1998            1997           1996           1995            1994
                                                            -----------    -----------    -----------     -----------    -----------
Net Asset Value, Beginning of Period                         $ 14.54         $ 13.37        $ 12.38      $  9.80          $ 10.33
                                                            -----------    -----------    -----------     -----------    -----------
Income from Investment Operations:
   Net investment income (A)                                    0.33            0.40           0.30         0.28             0.31
   Net realized and unrealized
     gain (loss) on investments                                 2.17            2.11           1.53         2.58            (0.53)
                                                            -----------    -----------    -----------     -----------    -----------
     Total from Investment Operations                           2.50            2.51           1.83         2.86            (0.22)
                                                            -----------    -----------    -----------     -----------    -----------

Less Dividends:
   Dividends from net investment income                        (0.39)          (0.40)         (0.30)       (0.28)           (0.31)
   Dividends in excess of net investment income                   --(1)           --             --           --               --
   Dividends from net realized capital gains                   (0.22)          (0.94)         (0.54)          --               --
   Dividends in excess of net realized capital gains           (0.06)             --             --           --               --
                                                            -----------    -----------    -----------     -----------    -----------
     Total Dividends                                           (0.67)          (1.34)         (0.84)       (0.28)           (0.31)
                                                            -----------    -----------    -----------     -----------    -----------
Net increase (decrease) in net asset value                      1.83            1.17           0.99         2.58            (0.53)
                                                            -----------    -----------    -----------     -----------    -----------
Net Asset Value, End of Period                               $ 16.37         $ 14.54        $ 13.37      $ 12.38          $  9.80
                                                            ===========    ===========    ===========     ===========    ===========

Total Return                                                   17.51%          19.03%         14.64%       29.42%           (2.15)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)                            $78,586         $42,535        $24,114      $17,246          $10,572
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver                                       2.69%           2.90%          2.31%        2.54%            3.02%
   Operating expenses including
     reimbursement/waiver                                       1.07%           1.19%          1.33%        1.37%            0.78%
   Operating expenses excluding
     reimbursement/waiver                                       1.07%           1.25%          1.33%        1.54%            1.68%
Portfolio Turnover Rate                                           88%             74%            45%          46%              28%

--------------------------------------------------------------------------------

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 was $0.33, $0.39, $0.30, $0.26 and $0.22,
     respectively.

(1)  Amount is less than $0.005.

                        See Notes to Financial Statements

                High Quality Bond Fund
THE GALAXY      FINANCIAL HIGHLIGHTS
VIP FUND        For a Share Outstanding Throughout Each Period

                                                                              Years ended December 31,
                                                         ------------------------------------------------------------
                                                           1998         1997         1996          1995        1994
                                                         ---------    ---------    ---------     ---------    -------
Net Asset Value, Beginning of Period.................    $ 10.31      $  9.99      $ 10.37       $  8.97      $10.11
                                                         ---------    ---------    ---------     ---------    -------
Income from Investment Operations:
   Net investment income (A).........................       0.58         0.58         0.58          0.57        0.56
   Net realized and unrealized
     gain (loss) on investments......................       0.39         0.32        (0.38)         1.40       (1.14)
                                                         ---------    ---------    ---------     ---------    -------
     Total from Investment Operations................       0.97         0.90         0.20          1.97       (0.58)
                                                         ---------    ---------    ---------     ---------    -------

Less Dividends:
   Dividends from net investment income..............      (0.58)       (0.58)       (0.58)        (0.57)      (0.56)
   Dividends from net realized capital gains.........         --           --           --            --          --
                                                         ---------    ---------    ---------     ---------    -------
     Total Dividends.................................      (0.58)       (0.58)       (0.58)        (0.57)      (0.56)
                                                         ---------    ---------    ---------     ---------    -------

Net increase (decrease) in net asset value...........       0.39         0.32        (0.38)         1.40       (1.14)
                                                         ---------    ---------    ---------     ---------    -------
Net Asset Value, End of Period.......................    $ 10.70      $ 10.31      $  9.99       $ 10.37      $ 8.97
                                                         =========    =========    =========     =========    =======


Total Return ........................................       9.70%        9.36%        1.57%        22.55%      (5.85)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)....................    $23,289      $14,457      $11,814       $11,067      $8,012
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver............................       5.55%        5.82%        5.78%         5.86%       5.90%
   Operating expenses including
     reimbursement/waiver............................       0.54%        0.77%        0.72%         0.80%       0.57%
   Operating expenses excluding
     reimbursement/waiver............................       1.10%        1.44%        1.38%         1.57%       1.63%
Portfolio Turnover Rate..............................        194%         160%         132%           21%         32%

--------------------------------------------------------------------------------

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 was $0.52, $0.51, $0.51, $0.50 and $0.46,
     respectively.

                        See Notes to Financial Statements

                Columbia High Yield Fund II
THE GALAXY      FINANCIAL HIGHLIGHTS
VIP FUND        For a Share Outstanding Throughout The Period

                                                              Period ended
                                                              December 31,
                                                                 1998(1)
                                                              ------------
Net Asset Value, Beginning of Period..........................    $10.00
                                                                  -------
Income from Investment Operations:
   Net investment income (A)..................................      0.49
   Net realized and unrealized gain on investments............      0.45
                                                                  -------
     Total from Investment Operations.........................      0.94
                                                                  -------

Less Dividends:
   Dividends from net investment income.......................     (0.49)
   Dividends from net realized capital gains..................     (0.09)
                                                                  -------
     Total Dividends..........................................     (0.58)
                                                                  -------

Net increase in net asset value...............................      0.36
                                                                  -------
Net Asset Value, End of Period................................    $10.36
                                                                  =======

Total Return .................................................      9.61%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................    $2,454
Ratios to average net assets:
   Net investment income including reimbursement/waiver.......      6.18%*
   Operating expenses including reimbursement/waiver..........      1.60%*
   Operating expenses excluding reimbursement/waiver..........      4.25%*
Portfolio Turnover Rate.......................................        89%**

---------------------------------------------------------------------------

*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on March 3, 1998.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended December 31, 1998 was $0.28.

                        See Notes to Financial Statements

THE GALAXY      NOTES TO FINANCIAL STATEMENTS
VIP FUND

1. Organization

   The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. Currently, shares of the Trust are offered only to separate accounts in connection with variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life assurance companies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund," collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. Significant Accounting Policies

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

   Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are credit-worthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

THE GALAXY
VIP FUND        NOTES TO FINANCIAL STATEMENTS (continued)

   Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax.
Therefore, no federal income tax provision is recorded.

   Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

   Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. Investment Advisory, Administration and Other
   Related Party Transactions

   The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("Fleet") and Columbia Management Co. ("Columbia"). Fleet and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of Fleet Financial Group, Inc. Under the terms of its agreement with the Trust, Fleet provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentage of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. Under the terms of its agreement with the Trust, Columbia provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentage of average daily net asset value: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

   The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the iAdministrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, Investor Services Group also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

   First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares.

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisors serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the year ended December 31, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

   Pursuant to procedures adopted by the Board of Trustees

THE GALAXY
VIP FUND        NOTES TO FINANCIAL STATEMENTS (continued)

and in accordance with the 1940 Act, certain funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Funds' Advisor. The commissions paid to Quick & Reilly Institutional Trading for the period January 1, 1998 through December 31, 1998 were as follows:

           Equity              $45,441
           Growth and Income       744
           Asset Allocation     16,815

4. Waiver of Fees and Reimbursement of Expenses

   The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

   For the year ended December 31, 1998, Fleet and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         Fees waived by       Fees waived by
Fund                          Fleet            Administrator
--------------------------------------------------------------------------------
Money Market                $41,219               $29,900
High Quality Bond            70,943                29,900

   The Investment Advisors may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 1998, the Investment Advisors agreed to reimburse the Growth and Income Fund, the Small Company Growth Fund, the Columbia Real Estate Equity Fund II and the Columbia High Yield Fund II in the amounts of $37,806, $55,990, $41,560 and $35,619, respectively.

5. Shares of Beneficial Interest

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into eight classes of shares including: Class A - Money Market Fund; Class B - Equity Fund; Class C - Asset Allocation Fund; Class D High Quality Bond Fund; Class E - Small Company Growth Fund; Class F - Growth and Income Fund; Class G - Columbia Real Estate Equity Fund II; and Class H - Columbia High Yield Fund II. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. Purchases and Sales of Securities

   The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended December 31, 1998 were as follows:

                                                 Purchases                                         Sales
                                                 ---------                                         -----
  Fund                                  Other                Government               Other                  Government
------------------------------------------------------------------------------------------------------------------------
Equity                               $72,608,073           $        --            $51,654,668              $        --
Growth and Income                      7,758,917                    --              1,219,926                       --
Small Company Growth                   2,231,170                    --                468,946                       --
Columbia Real Estate Equity II           823,762                    --                 13,173                       --
Asset Allocation                      37,007,866            35,563,687             18,973,581               27,092,731
High Quality Bond                      7,866,280            32,789,152              7,553,785               25,233,934
Columbia High Yield II                 2,886,730               698,476                558,331                  722,272

   The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at December 31, 1998 for each Fund is as follows:

  Fund                               Appreciation         (Depreciation)              Net                     Cost
-----------------------------------------------------------------------------------------------------------------------
Money Market                         $        --           $        --            $        --              $16,908,792
Equity                                27,076,327            (3,698,821)            23,377,506               69,309,150
Growth and Income                        932,247              (522,547)               409,700                7,239,178
Small Company Growth                     163,107              (106,167)                56,940                1,016,353
Columbia Real Estate Equity II             5,125               (83,879)               (78,754)                 851,696
Asset Allocation                      14,328,058            (1,016,847)            13,311,211               64,684,754
High Quality Bond                        777,553               (31,553)               746,000               22,220,183
Columbia High Yield II                    74,062               (15,267)                58,795                2,351,301

THE GALAXY
VIP FUND        NOTES TO FINANCIAL STATEMENTS (continued)

7. Capital Loss Carryforward

   At December 31, 1998, the Funds had capital loss carry forwards as follows:

Fund                      Amount                 Expiration
----                      ------                 ----------
Money Market            $    74                     2002
                             29                     2003

Growth and Income        26,528                     2006

Small Company Growth     67,971                     2006

Columbia Real Estate
  Equity II               1,507                     2006

8. Post October Losses

   Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended December 31, 1998, the Asset Allocation Fund elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $243,948.

9. Federal Income Tax Information (unaudited)

   Distributions from long-term capital gains for the fiscal year ended December 31, 1998 were $18,104,397 and $1,169,343 for the Equity and Asset Allocation Funds, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To Shareholders and the Board of Trustees of The Galaxy VIP Fund:

         In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (eight series of The Galaxy VIP Fund) at December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Galaxy VIP Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

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



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



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

  GALAXY VIP FUND
    INFORMATION

THE GALAXY VIP FUND

                                    TRUSTEES
                                  AND OFFICERS
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee
                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee
                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee
                                Donald B. Miller
                                     Trustee
                                  James M. Seed
                                     Trustee
                               Bradford S. Wellman
                                     Trustee
                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary
                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer
                                William Greilich
                                 Vice President

                               INVESTMENT ADVISORS
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                              Boston, Massachusetts
                                   02109-1810

                             Columbia Management Co.
                             1300 S.W. Sixth Avenue
                                   PO Box 1350
                             Portland, OR 97207-1350

                                   DISTRIBUTOR
                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                  ADMINISTRATOR
                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund and for American Skandia Life Assurance Corporation Variable Account E, which contain more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectuses carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., Columbia Management Co., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                                [recycle symbol]

                   This report was printed on recycled paper.

[back cover]

[logo: Galaxy    4400 Computer Drive                        STANDARD RATE
       Funds]    P.O. Box 5108                              U. S. POSTAGE PAID
                 Westborough, MA 01581-5108                 PERMIT NO. 9
                                                            BOSTON, MA






(12/98) Date of first use: March 1, 1999